                                                                   EXHIBIT 10.28

[NOKIA LOGO]

                              DEVELOPMENT AGREEMENT

                                   ESLNS03T733

                                     BETWEEN

                                NOKIA CORPORATION
                                 NOKIA NETWORKS

                                       AND

                               ENDWAVE CORPORATION

                              ON THE DEVELOPMENT OF

                     [*] AND [*] GHZ MICROWAVE UNITS (MWUS)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Agreement - eslns03t733

[NOKIA LOGO]

                                TABLE OF CONTENTS

1     DEFINITIONS ........................................................     1
2     DEVELOPMENT.........................................................     4
3     RESOURCES...........................................................     5
4     SPECIFICATIONS......................................................     6
5     CHANGES.............................................................     7
6     QUALITY REQUIREMENTS................................................     8
7     DELIVERY, TESTING AND ACCEPTANCE....................................     8
8     DELAYS..............................................................     9
9     PRICING.............................................................    10
10    INTELLECTUAL PROPERTY RIGHTS AND INDEMNIFICATION....................    11
11    MANUFACTURING RIGHTS AND INFORMATION................................    14
12    WARRANTIES..........................................................    16
13    PURCHASE AGREEMENT..................................................    18
14    ENVIRONMENTAL AND ETHICAL ISSUES....................................    19
15    LIABILITY...........................................................    20
16    FORCE MAIEURE.......................................................    20
17    CONFIDENTIALITY.....................................................    21
18    TERM AND TERMINATION................................................    22
19    MISCELLANEOUS.......................................................    23
20    APPLICABLE LAW AND DISPUTES.........................................    24

APPENDICES

APPENDIX 1       Product Definitions incl. Specifications
APPENDIX 2       Milestone Schedule
APPENDIX 3       Project Plan
APPENDIX 4       Quality Requirements
APPENDIX 5       Business Model incl. Pricing
APPENDIX 6       Mandatory Environmental Requirements
APPENDIX 7       Contact List

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Agreement - eslns03t733

[NOKIA LOGO]                                                               1(25)

This DEVELOPMENT AGREEMENT ("Agreement") No. (eslnso3t733) is made by and between

      NOKIA CORPORATION, represented through its Nokia Networks business group, of Keilalahdentie 4, P.O.Box 300, FIN-00045 Nokia Group, business identity code 0112038-9, including its Affiliates ("Nokia"); and

      Endwave Corporation, a Delaware corporation with its principal office at 990 Almanor Avenue, Sunnyvale, CA 94085 USA ("Developer")

WHEREAS

(A) Nokia is a developer, manufacturer and supplier of sophisticated communications equipment and terminals, accessories and connectivity solutions.

(B) Developer is a reputable developer, supplier and supporter of hardware and, as applicable, thereto related software technologies.

(C) Developer and Nokia desire that Developer performs certain development for Nokia in accordance with this Agreement.

NOW IT IS HEREBY AGREED:

1     DEFINITIONS

      "Affiliate"
      of a Party means an entity

      (i)   which is directly or indirectly controlling such Party; or

      (ii) which is under the same direct or indirect ownership or control as such Party; or

      (iii) which is directly or indirectly owned or controlled by such Party.

      For these purposes, an entity is considered as being controlled by another, if that other entity has fifty percent (50%) or more of the votes in such entity, is otherwise able to direct its affairs and/or to control the composition of its board of directors or equivalent body.

      "Background IPR"

      means any and all Intellectual, Property Rights in all Background Works globally, whether registered, otherwise effected or not.

      "Background Works"
      means any and all:

      (i) technical data, designs, documents, drawings, inventions, concepts, test results, tooling, specifications, software, models, samples, know-how and other information, materials and works, to the extent they are; and

      (ii) Product(s), Deliverables, Product Documentation, Specifications and parts thereof, to the extent they are held by, licensed to, devised by or devised for a Party hereto either

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                               2(25)

      (i)   prior to the commencement of the Development; or

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Agreement - eslns03t733

[NOKIA LOGO]                                                               3(25)

      (ii)  outside and in no relation to the Development

      as evidenced by the Party asserting the item in question to constitute a Background Work.

      "Certificate of Approval"
      means a certificate of approval that will be signed by Nokia, if the Deliverables and/or the performance of other obligations of Developer due at a Milestone are approved by Nokia.

      "Certificate of Final Acceptance"
      means a certificate of final acceptance that will be signed by Nokia, if the Deliverables last due hereunder are approved by Nokia and provided that Nokia also approves the Developer's performance of its other Development obligations hereunder, without prejudice to the Parties' rights and obligations hereunder.

      "Change"
      means any change to Product(s), Deliverables, Specification (s) or Development. For avoidance of doubt, it is agreed that mere change of the Project Plan, Project Schedule, therein contained Milestones or status of Development, e.g. delays, is not considered a Change.

      "Deliverable"
      means any result of Development to be delivered by Developer to Nokia hereunder, including without limitation Engineering Samples, DV Units, PV Units and Documentation.

      "Deliverable Prices"
      means the fixed maximum cost and mutually agreed price to be paid by Nokia to the Developer as consideration for the Engineering Samples, DV Units and PV Units pursuant to Clause 9 below.

      "Design Validation Unit(s)" or "DV Unit(s)" means fully working and properly tested prototypes of the Product(s) packaged into final delivery format that meet the Specifications. These prototypes will be fully characterised upon delivery to Nokia. These prototypes will be used for final validation of the Product.

      "Development"
      means any development work and other measures and services to be performed by Developer under this Agreement including, without limitation, the development and delivery of various Deliverables.

      "Development Fee"
      means the development fee payable by Nokia in accordance with Appendix 5 and Clause 9 below to Developer as consideration for the performance of Development and for the rights granted, licensed and/or transferred by Developer hereunder.

      "Effective Date"
      means the date of the last signature below.

      "Engineering Sample(s)"
      means mechanical specifications compliant first functional samples that are at least direct current (DC) and main radio frequency (RF) function tested. These modules and devices are intended for preliminary testing. Some deviation from applicable Specifications is allowed for these samples.

      "Foreground IPR"

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Agreement - eslns03t733

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[NOKIA LOGO]                                                               4(25)

      means any and all Intellectual Property Rights in all Foreground Works globally (excluding any Nokia Proprietary Items).

      "Foreground Works"
      means any and all:

            (i) technical data, designs, documents, drawings, inventions, concepts, test results, tooling, specifications, software, models, samples, know-how, and other information, materials and works, to the extent they are; and

            (ii) Product(s), Deliverables, Product Documentation, Specifications and parts thereof, to the extent they are devised or created by Developer or by a third party for Developer in the performance of Development. For the avoidance of doubt, Foreground Works exclude any Nokia Proprietary Items.

      "Intellectual Property Right"
      means any worldwide intellectual property rights, including without limitation patents (including utility models and rights to patent an invention), design patents, designs (whether or not capable of registration), chip topography rights and other like protection, copyrights, trademarks and any other forms of like statutory protection as well as any applications, divisions, continuations, renewals, reexams and reissues thereof as well as any trade secrets and other information or know-how subject to statutory protection.

      "Manufacturing Information"
      means Specifications and other technical and commercial documentation and information, irrespective of its form, necessary for the manufacturing of Product(s) by Developer (including without limitation and as applicable, information on Developer's suppliers, sub-suppliers and subcontractors, from which it procures Third Party Components (if any) and raw materials for Product(s) and its contract manufacturers and other subcontractors participating in the manufacturing of Product(s)).

      "Milestone"
      means phase of the Development as specified in the Project Schedule.

      "Nokia Bank Link Policy"
      means the Nokia centralized system for payments, pursuant to which all invoices maturing during a working week (i.e. Monday through Friday) are consolidated and paid on one predetermined business day during that same week, irrespective of the due date of the invoice. At the moment, the payment day is Wednesday, but the payment day is subject to change by Nokia at any time without notice.

      "Nokia Direct Competitor"
      means Telefonaktiebolaget LM Ericsson, Motorola Inc., Siemens AG, Compagnie Financiere Alcatel, Lucent Technologies Inc., Samsung Electronics Company Ltd., Qualcomm Inc., Nortel Networks Corp., or any other major company with a broad product portfolio whose primary business is telecom infrastructure and in addition Microsoft Corporation and Cisco Systems, Inc.

      "Nokia Proprietary Items"
      means any and all functionalities, features, components, parts, software, software interfaces, electrical interfaces and other like items that are
      (i) provided by Nokia to Developer hereunder or (ii) developed by or on behalf of Developer under this Agreement to the extent such items are

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                               5(25)

      derivative works of or modifications to any of Nokia's Background Work or to any other Nokia Proprietary Item Nokia Proprietary Items include, without limitation, the following items:

      (i) the electrical interfaces specified in applicable Specifications between the Products and any other products or parts thereof commercialized by Nokia; and
      (ii) the content of the EEPROM or other memory device specified in the applicable Specifications.

      "Not to Exceed Prices"
      means the maximum prices specified in Appendix 5 payable by Nokia to Developer for Product(s) possibly purchased under the Purchase Agreement.

      "Product(s)"
      means the microwave units to be developed hereunder and, subject to a possible successful outcome of Development and at a separate request of Nokia, also supplied by Developer to Nokia under the Purchase Agreement.

      "Product Documentation"
      means any and all information, instructions, drawings, models, layouts and materials that are documented on any media and that are related to the use, reliability, properties, functionality, performance, installation, maintenance or support of Product(s), Engineering Samples, and/or Development thereof.

      "Production Validation Unit(s)" or "PV Unit(s)" means fully working and properly tested Product(s) built on the production line, which will be used for the volume production of respective Product(s) under the Purchase Agreement and that meet the Specifications.

      "Project Plan"
      means the then current version of the project plan attached hereto as Appendix 3 defining the Development and related matters. For avoidance of doubt, it is agreed that Project Plan always means the then current mutually agreed version of Project Plan.

      "Project Schedule"
      means the then current version of the project schedule for the Development attached hereto as Appendix 2. For avoidance of doubt, it is agreed that Project Schedule always means the then current mutually agreed version of Project Schedule.

      "Purchase Agreement"
      means the purchase agreement no 1201000 or any later replacement thereof agreed to between the Parties that defines the terms and conditions of the delivery, sale and purchase of applicable products and, subject to a successful outcome of Development, to also cover the delivery, sale and purchase of Product(s).

      "Specification(s)"
      means the then current technical and/or functional specification(s) and other requirements for Product(s) and/or Development attached hereto as Appendix 1. For avoidance of doubt, it is agreed that Specifications always mean the then current mutually agreed version of Specifications.

      "Third Party Component"

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Agreement - eslns03t733

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[NOKIA LOGO]                                                               6(25)

      means any hardware and/or software component or part of any Deliverable or Product, to the extent Intellectual Property Rights in the component are not (i) held by Developer or (ii) licensed to Developer by Nokia.

2     DEVELOPMENT

2.1   Purpose of Development

      The purpose of this Agreement is to agree upon the terms and conditions, which apply to the Development of Deliverables and Product(s) by Developer for Nokia and the delivery of Deliverables to Nokia.

      Developer shall deliver Deliverables to Nokia in accordance with the Project Plan, Project Schedule and Clause 7 below. All Deliverables, excluding Engineering Samples, shall upon delivery conform to applicable Specifications and other requirements hereunder.

2.2   Independent Parties

      The Parties are and will remain independent contractors hereunder. This Agreement does not create any partnership, franchise, joint venture, agency, distributorship, representative or employment relationship between the Parties or between Nokia and any Affiliate, subcontractor or employee of Developer.

2.3   General Inspection Rights

      Developer shall, upon reasonable notice by Nokia and within Developer's business hours, provide Nokia and/or its authorized representative with:

      (i) access to all facilities and premises that may be reasonably required for Nokia to enable the monitoring of the progress of the Development ; and

      (ii) opportunity to inspect and verify at source that Development, Deliverables and Product(s) conform to applicable Specifications and other requirements hereunder.

      Any such inspection or verification shall be without prejudice to any rights and obligations of the Parties' hereunder and under the Purchase Agreement and shall not be used by Developer as evidence of any control over Development by Nokia.

3     RESOURCES

3.1   Time is of Essence

      The Parties agree that time of delivery of Deliverables and other performance of Development is of essence for this Agreement. Developer acknowledges that one or several product programs of Nokia may be dependent on the successful and timely completion of the Development in accordance with the Project Schedule and Project Plan.

3.2   Resources

      Developer shall ensure that its participation in any other projects shall not in any way adversely affect the proper fulfillment of Developer's obligations hereunder. Developer shall at all times allocate sufficient resources for the Development so as to ensure that the Milestones can realistically be achieved. Developer agrees to allocate and use for the Development the

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                               7(25)

      necessary and suitable latest state of art technologies, tools, equipment, know-how and technical information. Developer shall carry out the Development with professional diligence and skill. The Developer shall not transfer the Development to other physical premises without prior written consent of Nokia.

3.3   Developer's Personnel

      Developer shall assign personnel of appropriate competence and experience to perform Development and its other obligations hereunder and shall change such personnel as rarely as reasonably possible. Developer shall ensure that all personnel assigned by Developer to perform Development are:

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Agreement - eslns03t733

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[NOKIA LOGO]                                                               8(25)

      (i) employees of Developer or, to the extent Nokia has consented to the use of subcontractors, employees of such subcontractors; and

      (ii) bound to confidentiality obligations not less restrictive than those applicable to Developer hereunder; and

      (iii) are subject to Developer's supervision as an employer or, to the extent Nokia has consented to the use of subcontractors, subject to other sufficient supervision of Developer.

3.4   Subcontractors

      In the absence of advance written consent by Nokia, Developer shall not engage any subcontractor or other third party to perform any part of Development. However, notwithstanding any such possible consent by Nokia, Developer shall remain fully responsible and liable for the performance of its subcontractors and shall ensure that the agreements with its possible subcontractors impose, as a minimum, the duties and obligations on subcontractors with respect to confidentiality and Intellectual Property Right ownership issues that are substantially similar to those imposed on Developer under this Agreement.

3.5   Production Capability

      The Parties acknowledge that it is the current contemplation of Nokia, subject to a successful outcome of Development, to use and/or sell the Product(s) in certain volumes and that, consequently, production capability and cost effectiveness of the Product(s) are critical factors for the successful completion of Development. Developer shall ensure that it is, upon the issuance of Certificate of Final Acceptance, able to manufacture and deliver to Nokia Product(s) in the quantities specified in the Appendix 5 - (Business Model incl. Pricing) or Purchase Agreement. For avoidance of doubt it is agreed, that this Agreement constitutes no obligation whatsoever for Nokia to purchase any Product(s) or other items from Developer.

      Developer warrants that, in the absence of Nokia's clear written instructions to the contrary, it shall maintain the manufacturing process for the Product(s) or the capacity to promptly implement such process at least until [*] years have passed from the beginning of the deliveries of Product(s) under the Purchase Agreement.

      Developer shall prepare a documented production recovery plan as set out in Appendix 2, which shall define in detail, how Developer has arranged the recovery from any incidents affecting any production lines or plants related to production of Product(s). Upon request, Developer shall promptly provide Nokia with a copy of said recovery plan. Upon reasonable notice by Nokia and within Developer's business hours, Developer shall further allow Nokia and/or its authorized representative to audit the risk management systems of Developer. Developer shall promptly implement all reasonable instructions given by Nokia with respect to Developer's Product-related production recovery plan and risk management systems.

4     SPECIFICATIONS

4.1   General

      In case the Specifications have not been agreed on or prior to the Effective Date, the Parties shall without undue delay agree in writing on the Specifications. Nokia may before the Specifications are agreed on provide to Developer certain functional specifications, which may constitute the basis for more detailed Specifications. The Parties may at any time mutually agree on updated

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                               9(25)

      Specifications replacing the old Specifications. The Developer is responsible for implementing the Specifications in the Deliverables and Products.

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                              10(25)

4.2   Third Party Components

      Upon Nokia's request, Developer shall promptly provide Nokia with such available data, that can be disclosed to Nokia without violating Developer's confidentiality obligations, on all Third Party Components included or contemplated to be included in Deliverables and/or Products, including without limitation information on commercial sources and specific types of all such Third Party Components. Notwithstanding any disclosure of such information by Developer, Nokia shall under no circumstances bear any liability for Third Party Components or Developer's use thereof in Development or subsequent volume delivery stage.

4.3   Packing Requirements

      Deliverables shall be packed and packaged properly to withstand transportation and different weather conditions and as possibly separately required by Nokia in writing. Developer agrees to indemnify Nokia against any damage that the Deliverables may suffer due to improper or non-conforming packaging and/or packing.

5     CHANGES

5.1   General

      Nokia may require and Developer may recommend any Changes. Developer shall promptly inform Nokia of any Changes it is or reasonably should be aware of that are necessary (i) for duly performing the Development, (ii) for Deliverables and/or Product(s) to conform to Specifications, or other requirements hereunder or to function as intended and/or (iii) for any detected inconsistency, discrepancy, error or omission in or between the Specifications and any instructions given by Nokia.

      Developer shall promptly undertake to investigate the possibility to implement any Changes required by Nokia and the technical and commercial consequences of such Changes irrespective of whether or not the Parties have yet agreed on the Change in writing.

      The Parties will respond in writing or meet to discuss any Change, if necessary. Promptly upon Nokia's request, Developer shall advise Nokia of the likely consequences of the Change, including without limitation any effects on the safety, quality, reliability, availability, form or performance of Deliverables or Product(s) and any effects on the Development Fee, Deliverable Prices, prices of Product(s), Project Schedule, therein contained Milestones and/or Project Plan and submit a written quotation to Nokia accordingly.

      Changes shall be explicitly defined and agreed on in writing by, for example, amending the Specifications and Developer shall promptly implement any Changes having been agreed on in writing.

      For avoidance of doubt, it is agreed that in case Developer wishes to implement any Changes before the Parties having agreed in writing on the Changes, then Developer is entitled to do so at Developer's sole risk and expense,, provided that such implementation does' not endanger the continued proper performance of Development in case Nokia later elects to reject the Change or in case the Parties are unable to agree on the Change.

5.2   Pricing of Changes

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                              11(25)

      Developer shall implement the Changes for a [*]. Notwithstanding the above, the Change shall be implemented by Developer [*].

      Notwithstanding the above, if a Change becomes necessary in order to comply with any terms and conditions of this Agreement or for the Product(s) to conform to applicable Specifications, [*].

6     QUALITY REQUIREMENTS

6.1   General

      Developer shall in the performance of Development comply with the quality requirements attached hereto as Appendix 4. Developer agrees to promptly inform Nokia of any existing or suspected discrepancies in Product(s), Deliverables and/or Development in relation to such quality requirements and shall promptly correct any such discrepancies. Nokia may, where appropriate, request reasonable improvements in Developer's practices and procedures to ensure compliance with such quality requirements and Developer shall promptly implement such requests.

      In case no traceability requirements are contained in Appendix 4, then Developer shall in the performance of Development and volume deliveries of Product(s) under the Purchase Agreement comply, at Developer's sole cost and expense, with all reasonable traceability requirements provided by Nokia to Developer.

6.2   Quality of Raw Materials and Components

      Developer shall duly inspect and constantly monitor the quality of all raw materials and components used in the Development hereunder, including without limitation the manufacturing and delivery of Deliverables, in order to ensure the continuous high quality level of Development and Deliverables.

6.3   Quality Audits

      Nokia shall, upon reasonable notice to Developer and within Developer's business hours, be entitled to perform and/or to have its authorized representatives perform reasonable audits of Developer's compliance with this Clause 6 and Developer shall promptly correct any deficiencies found during any such audit.

7     DELIVERY, TESTING AND ACCEPTANCE

7.1   General

      Developer shall carry the Development out timely and diligently in accordance with the Project Schedule, therein contained Milestones and Project Plan. The Development is divided into various Milestones, as specified in Project Schedule.

      At the latest upon each Milestone, Developer shall deliver to Nokia the Deliverables (if any) due at the Milestone in question and/or perform its other obligations due at the Milestone. The terms of delivery for the delivery of Deliverables shall be [*] to the agreed destination.

      Developer shall, prior to shipment of Deliverables to Nokia, test the Deliverables properly and in accordance with the agreed test procedures as well as provide Nokia with a comprehensive

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                              12(25)

      written report on the results of such testing. The Developer shall also provide Nokia with a comprehensive written report on its performance of other obligations due at the Milestone.

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                              13(25)

7.2   Approval of Milestones

      Without undue delay after a Milestone other than the final one, the Parties shall review the results of the Milestone on the basis of written report(s) submitted by Developer to Nokia. If the results meet the requirements set forth in Appendix 2 (Milestone Schedule) and upon Developer performing its other obligations due at said Milestone, a Certificate of Approval for the Milestone in question shall be signed by Nokia signifying the completion of that Milestone without prejudice to the Parties' rights and obligations hereunder.

7.3   Testing- and Acceptance of DV Units and PV Units

      Nokia shall test the DV Units and PV Units for defects, failures and other problems in performance, functionality, quality and other errors. Nokia shall notify Developer of any found defects, failures or other problems in the performance, functionality, quality or other errors.

      Within [*] days from receiving the DV Units and/or PV Units, Nokia will provide the Developer with a Certificate of Acceptance or a statement of rejection for said DV Units and/or PV Units In the event of rejection, Nokia shall provide a list of issues to be corrected before the DV Units or PV Units can be accepted by Nokia. Developer shall [*] to correct said issues at [*] and as a minimum, within [*] weeks upon receipt of the statement and of the rejected DV Units or PV Units from Nokia, provide Nokia with a root cause analysis and time estimate for the corrections. Within [*] days from redelivery of DV Units and/or PV Units, Nokia will provide the Developer with a Certificate of Acceptance or another statement of rejection with a list of issues to be corrected. This procedure will be repeated until Nokia accepts the DV Units and PV Units, unless Nokia chooses to terminate this Agreement in accordance with this Agreement.

7.4   Acceptance of Final Milestone

      In the event the PV Units and other Deliverables due hereunder meet the requirements set forth in Appendix 2 (Milestone Schedule) and upon Developer's performing its other Development obligations hereunder, Nokia will without undue delay provide Developer with a separate Certificate of Final Acceptance signifying the completion of Development without prejudice to the rights and obligations of the Parties hereunder.

7.5   No Waiver of Rights

      The testing performed as well as the acceptances and approvals granted under this Clause 7 shall be without prejudice to any rights of Nokia hereunder.

8     DELAYS

8.1   Monitoring of Progress

      Developer shall continuously monitor the status and progress of Development in order to ensure that any possible failures in meeting the dates set forth for any Milestone are identified well in advance. If the Developer cannot deliver to Nokia any Deliverable(s) or perform any of its other obligations hereunder in accordance with the Milestones, then the Developer shall as soon as Developer is or should reasonably have been aware of delay, inform Nokia thereof in writing specifying the reason for the delay and propose a new date for the delivery of such Deliverables or performance of obligations. Upon receipt of such notice, Nokia will determine whether a new date for the delayed Milestone is warranted given the circumstances causing the delay.

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                              14(25)

8.2   Delayed Milestone

      For the purposes of this Agreement, a Milestone shall be deemed delayed:

      (i) In case the Deliverables due at the Milestone are not delivered to Nokia in full compliance with this Agreement; and/or

      (ii) in case Developer fails to perform any of its other obligations due at the Milestone in full compliance with this Agreement at the latest upon the date set forth for the Milestone in question and provided that the delay is not solely attributable to Nokia or an event of Force Majeure pursuant to Clause 16 below.

8.3   Termination Due to Delayed Milestone

      Notwithstanding any other provisions of this Agreement, in case a Milestone is delayed for [*] days or more (or [*] days or more in the event the delay is solely attributable to a third party's failure to supply [*]) and provided that the delay is not solely attributable to Nokia or an event of Force Majeure pursuant to Clause 16 below, then Nokia may, without prejudice to its other rights and remedies hereunder, [*].

9     PRICING

9.1   Development Fee

      The Development Fee is specified in Appendix 5 (Pricing) and shall constitute full consideration for all rights granted, licensed and/or transferred to Nokia hereunder and for all expenses and costs incurred by Developer from the performance of the Development, including without limitation, all Development costs, travel costs, costs of premises, packing costs, transportation and insurance costs, import tariffs, taxes, duties, inspection fees, costs of tools and materials, non-recurring engineering (NRE) costs, installation costs, product validation/type approval costs, testing and implementation costs and costs of the production and delivery of Deliverables.

      Unless otherwise agreed in Appendix 5 (Pricing), the Development Fee is subject to payment in installments on a per Milestone basis pursuant to and subject to Developer meeting the requirements specified in Appendix 5 (Pricing) and/or the Milestones specified in Project Schedule. Payment of such installments shall take place against invoices drawn correctly by Developer in accordance with Appendix 5, the dates of which shall be later than the date when the requirements for each payment are met. The payment term is [*] days from the date of each invoice and is subject to Nokia Bank Link policy.

9.2   Deliverable Prices

      The Deliverable Prices payable by Nokia for DV Units and PV Units are specified in Appendix 5 together with the amount of such Deliverables subject to payments by Nokia.

      The payment of the Deliverable Prices shall be carried out by Nokia against invoices drawn by Developer in accordance with Appendix 5, the due date of which shall be later than the date when Nokia receives the relevant DV Units and PV Units. The payment term is [*] days from the date of each invoice. Payments will be made according to the Nokia Bank Link policy.

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                              15(25)

9.3   Cost Reductions

      Developer shall use commercially reasonable efforts to pursue cost reduction opportunities and price reductions with respect to costs and expenses of Development, including without limitation costs of raw materials and components. Obtained cost reductions shall be reflected by lowering the Development Fee and Deliverable Prices in a reasonable manner to be mutually agreed.

10    INTELLECTUAL PROPERTY RIGHTS AND INDEMNIFICATION

10.1  General

      Developer warrants that it shall not violate or infringe any Intellectual Property Rights of any third party during Development, manufacturing or delivery of Deliverables, Product(s) and/or modifications thereof hereunder.

      For avoidance of doubt, it is agreed that, unless otherwise agreed in this Agreement, the delivery of any documentation and/or specifications (including without limitation Product Documentation and Specifications) relating to Development, any Deliverables, Product(s) and/or parts thereof from a Party to the other Party shall not transfer any Intellectual Property Rights in such documentation and/or specifications to the receiving Party, unless otherwise agreed in writing, but the receiving Party shall be entitled to use such documentation and/or specifications for the performance of this Agreement and/or the Purchase Agreement.

10.2  Background IPR

      Except for the limited licenses granted in this Agreement, nothing in this Agreement shall be construed as: (a) granting Nokia any right, title, or interest in or to Developer's Background Works or Developer's Background IPR, or (b) granting Developer any right, title, or interest in or to Nokia's Background Works or Nokia's Background IPR. Each Party's Background Works and Background IPR shall remain vested with such Party.

      Subject to the terms and conditions of this Agreement, Developer hereby grants Nokia under its Background IPR a [*], with the right to[*], to (a) use, sell, distribute and market Deliverables and Product(s) and combine such items with any other items. For avoidance of doubt, it is agreed that a license to manufacture and have manufactured Product(s) is granted to Nokia only in the situations described in Clause 11.2 below.

      Subject to the terms and conditions of this Agreement, Nokia hereby grants Developer under Nokia's Background IPR a [*], with the right to[*], to use, reproduce, and modify Nokia's Background Works for the sole purpose of Developer (a) performing its obligations under this Agreement, or (b) supplying Products to Nokia under the Purchase Agreement. Said license shall be effective for the term of this Agreement and the term of the Purchase Agreement (if Nokia elects to purchase Products from Developer under the Purchase Agreement).

10.3  Foreground IPR

      As between the Parties, Developer shall own all right, title, and interest in and to all Foreground Works and Foreground IPR. Except for the limited licenses granted in this Agreement, nothing in this Agreement shall be construed as granting Nokia any right, title, or interest in or to the Foreground Works or the Foreground IPR.

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                              16(25)

      When an employee or subcontractor of Developer is engaged to perform any Development, Developer shall ensure at the outset that all Foreground IPR devised by the employee or subcontractor are either duly transferred to Developer or duly licensed to Developer.

      Subject to the terms and conditions of this Agreement, Developer grants Nokia under its Foreground IPR a [*], with the right to[*], to (a) use, sell, distribute and market Deliverables and Product(s) as well and combine such items with any other items. For avoidance of doubt, it is agreed that a license to manufacture and have manufactured Product(s) is granted to Nokia only in the situations described in Clause 11.2 below.

10.4  Nokia Proprietary Items

      Notwithstanding Clauses 10.2 and 10.3 above, Developer hereby transfers to Nokia all of its present and future Intellectual Property Rights in Nokia Proprietary Items, any modifications and derivative works thereof and in any results of their implementation into Product(s). Developer acknowledges and undertakes that it shall use such Nokia Proprietary Items, any modifications and derivative works thereof and any results of their implementation into Product(s) only for performing its obligations hereunder and under the Purchase Agreement.

      Subject to the terms and conditions of this Agreement, Nokia hereby grants Developer under Nokia's Intellectual Property Rights in the Nokia Proprietary Items a [*], with the right to[*], to use, reproduce, and modify the Nokia Proprietary Items for the sole purpose of Developer (a) performing its obligations under this Agreement, or (b) supplying Products to Nokia under the Purchase Agreement. Said license shall be effective for the term of this Agreement and the term of the Purchase Agreement (if Nokia elects to purchase Products from Developer under the Purchase Agreement).

10.5  Third Party Components

      If Developer includes any Third Party Component in any Deliverable or Product(s), Developer will first obtain from the supplier of such Third Party Component sufficient rights under applicable third party Intellectual Property Rights to enable Nokia to use, sell, distribute, and market the Deliverables and Product(s).

10.6  Conditional Commercialization

      In the absence of prior written consent by Nokia, Developer shall not license, manufacture, modify, develop further, sell, distribute or otherwise utilize any Specifications, Deliverables, Product(s) or other products (if any of the foregoing contain Nokia Proprietary Items and/or modifications or derivative works thereof) to or in co-operation with any third party.

10.7  IPR Indemnification

      Developer shall settle and/or defend at its own option and its own expense, and indemnify and hold harmless Nokia, its Affiliates and their respective customers, subcontractors, suppliers and contract manufacturers (the "Nokia Indemnitees") from any cost, expense, loss, attorney's fees or damage arising out of any claim, demand, suit or proceeding against Nokia Indemnitees to the extent such claim, demand, suit or proceeding is based on (i) any infringement or alleged infringement of Intellectual Property Rights of a third party by the Developer's Development or Deliverables (excluding Nokia Proprietary Items) or by any utilization thereof, (ii) any methods

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                              17(25)

      used by Developer for manufacturing of Deliverables, or (iii) the exercise by Nokia of any Intellectual Property Rights licensed hereunder to Nokia or the exploitation by Nokia of any Intellectual Property Rights transferred to Nokia hereunder, provided that (1) Nokia informs Developer in writing of any such claim, demand, suit or proceeding without delay,
      (2) Developer is given sole control over the defence thereof and Nokia reasonably cooperates in the defence at Developer's expense, and (3) Nokia will not agree with the third party to the settlement of any such claim, demand, suit or proceeding prior to a final judgment thereon without the prior written consent of Developer, which consent shall not be unreasonably withheld. Nokia shall have the right to select its own counsel to participate in such defence at Nokia's own expense.

      Notwithstanding the Developer's primary right to have control over defence, (i) Nokia may take all necessary steps, at the expense of the Developer, to defend itself until the Developer, to the reasonable satisfaction of Nokia, assigns a counsel and initiates defence in a professional manner; and (ii) whenever the third party making such claim is a customer to the Developer, Nokia may, at its option and at the expense of Nokia, have full control over defence, and the Developer agrees to fully cooperate with such defence.

      The foregoing states Nokia's sole and exclusive remedy in the event Developer violates or infringes any Intellectual Property Rights of any third party during Development, manufacturing or delivery of Deliverables, Product(s) and/or modifications thereof hereunder.

      This indemnification does not apply to the extent that (i) infringement arises by a combination made a Nokia Indemnitee of Deliverables with other products not furnished by Developer except to the extent Developer is a contributory infringer, (ii) infringement arises solely from changes or modifications made to or from Deliverables by a Nokia Indemnitee, or (iii) infringement arises from Deliverables that are made, or methods that are used, in accordance with drawings, samples, or manufacturing specifications that are designated by a Nokia Indemnitee and Developer proves that such infringements arise solely from such drawings, samples, or manufacturing specifications that are designated by a Nokia Indemnitee.

      If a claim, demand, suit or proceeding alleging infringement is brought or Developer believes one may be brought, Developer shall have the option, at its expense, to (1) modify the Deliverable to avoid the allegation of infringement, while at the same time maintaining compliance of the Deliverable with the requirements set forth under this Agreement, (2) replace the Deliverable with non-infringing but equivalent Deliverable, which comply with the requirements set forth under this Agreement; or (3) obtain for Nokia, at no cost to Nokia a license to continue using and exploiting the Deliverable in accordance with this Agreement free of any liability or restriction.

      In the event any Deliverable to be furnished under this Agreement is to be made in accordance with drawings, samples, or manufacturing specifications designated by Nokia and to the extent such Deliverable is not the design of Developer, Nokia agrees to settle and/or defend; at its own option and its own expense, and indemnify and hold Developer harmless from any cost, expense, loss, attorney's fees or damage arising out of any claim, demand, suit or proceeding against Developer to the extent such claim, demand, suit or proceeding alleges that such Deliverable or drawings, samples, or manufacturing specifications designated by Nokia infringes upon any Intellectual Property Right of a third party, provided that (1) Developer informs Nokia in writing of any such claim, demand, suit or proceeding without delay, (2) Nokia is given sole control over the defence thereof and Developer reasonably cooperates in the defence at Nokia's expense, and
      (3) Developer will not agree with the third party to the settlement of any such claim, demand, suit or proceeding prior to a final judgment thereon without the prior written consent of Nokia, which consent shall not be unreasonably withheld. Developer shall have the right to select its own counsel to participate in such defence at Developer's own expense.

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                              18(25)

      This indemnification does not apply to the extent any infringement or any claim of infringement results from changes or modifications made by Developer or on behalf of Developer to the drawings, samples, manufacturing specifications or any other information designated by Nokia.

10.8  Non-Assertion of IPR

      Because Product(s) will be developed to Nokia proprietary Specifications and possibly with certain direct or indirect financing of Nokia, Developer and its Affiliates hereby covenant and agree to (1) [*] from [*] based on any of their [*] or [*] or [*] such rights (2) in relation to [*] or [*] or [*] based on [*] or [*] (3) [*] its [*] and/or their [*] and [*] (4) to the [*] are [*] by [*] of the [S*] or [*] (5) provided that such [*] could not have been [*] and [*] of [*] or [*] provided however, that the fact that [*], its [*] and/or their [*] and [*] may or will incur increased costs by [*] of [*] shall not be deemed to [*] such [*]. This obligation of [*] shall [*] acknowledges that the [*] given in this Clause 10.8 is a material condition for this Agreement and has been taken into account and reflected in determining the content of this Agreement and in the decision by each Party to enter into this Agreement.

10.9  No Implied Rights

      Except as expressly provided herein and in Clause 11 (Manufacturing Rights and Information), no right or license under any Intellectual Property Right of a Party is granted to the other Party under, or is to be inferred from, any provision of this Agreement.

11    MANUFACTURING RIGHTS AND INFORMATION

11.1  Escrow Agreement

      Within [*] days after delivery by Nokia to Developer of the Certificate of Final Acceptance, Nokia and Developer will enter into a technology escrow agreement with a third-party escrow agent selected by Nokia and reasonably acceptable to Developer (the "Escrow Agreement"). Pursuant to the Escrow Agreement, Developer will promptly deposit with the escrow agent the then-existing Manufacturing Information and, upon Nokia's acceptance of any implemented Changes whatsoever to any Specifications or any Product(s), Developer will promptly deposit with the escrow agent any updated Manufacturing Information. [*] shall [*] under the Escrow Agreement. Before any deposit, Nokia may, solely at the presence of a representative of the Developer, briefly review the Manufacturing Information so as to generally ascertain that its contents comply with the requirements of this Agreement and Developer shall, upon request, demonstrate to the reasonable satisfaction of Nokia that the contents do comply with said requirements.

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                              19(25)

11.2  Trigger Events

      Under the terms of the Escrow Agreement, Nokia will have the right to obtain the Manufacturing Information in the event that Nokia elects to purchase Products under the Purchase Agreement and, thereafter, any of the following events (each, a "Trigger Event") occurs:

      (1) a breach by Developer against a material obligation under the Purchase Agreement, which breach is not duly remedied within a reasonable time fixed by Nokia, which period shall not be less than [*] days, in a written notice drawing the attention of Developer to the breach and requiring the breach to be remedied; and/or

      (2) Developer (A) becoming insolvent, filing for any form of bankruptcy or re-organization proceedings, making any assignment for the benefit of creditors, having a receiver, administrative receiver or officer appointed over the whole or a substantial part of the assets or ceasing to conduct any material part of its business relating to any Product(s), and (B) in connection with any of the foregoing Developer breaches its obligation to accept and fulfill orders for Products under the Purchase Agreement, which breach is not duly remedied within a time fixed by Nokia, which period shall not be more than [*] week, in a written notice drawing the attention of Developer to the breach and requiring the breach to be immediately remedied.

      (3) a material change in ownership in or effective control over Developer (A) resulting in any Nokia Direct Competitor obtaining control over the Developer, and (B) where such Nokia Direct Competitor refuses to accept and fulfill orders for Products in material breach of the terms of the Purchase Agreement.

11.3  Manufacturing License

      In the event of a Trigger Event, Developer grants to Nokia and its Affiliates a [*] and right, without the right to sublicense, under all Intellectual Property Rights of Developer , (i) to modify Product(s) or have the Product(s) modified (provided, however, that Nokia will indemnify and hold Developer harmless from and against any damages, costs and expenses incurred by Developer in cases where such damages, costs and expenses are solely due to Nokia's modifications), and (ii) and manufacture, have manufactured, make, have made, use, sell, offer to sell, and import such Products ("the Manufacturing License"). For the avoidance of doubt, Nokia may use any Manufacturing Information for such purposes provided, however, that Nokia shall treat such Manufacturing Information as Developer's Information under Clause 17. In addition to such license, Developer shall also provide Nokia with assistance in getting access to Developer's suppliers, sub-suppliers and subcontractors, from which it procures raw materials for Product(s) and Third Party Components and to Developer's contract manufacturers and other subcontractors participating in the production of Product(s).

      Nokia hereby covenants and agrees that the Manufacturing License shall only be exercisable if and when a Trigger Event occurs. Nokia hereby further covenants and agrees that if a Trigger Event occurs and (i) thereafter the Developer has been able to cure its breaching situation mentioned in Clauses 11.2(1)-(3) for a continuous period of [*]days; and
      (ii) the Developer has the capability to accept and fulfil orders for Products under the Purchase Agreement, and (iii) the Developer agrees to purchase from Nokia any raw materials or Third Party Components that Nokia has purchased and committed to in order to exercise its rights under the Manufacturing License, then Nokia will purchase Products from Developer under the Purchase Agreement and Nokia's right to exercise the Manufacturing License shall terminate. Upon termination of Nokia's right to exercise the Manufacturing License, Nokia shall return the Manufacturing Information to

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                              20(25)

      the third-party escrow agent named in the Escrow Agreement and shall immediately destroy any copies thereof.

12    WARRANTIES

12.1  General

      Nokia shall be entitled to use the PV Units for commercial pilots and like projects after the issuance of Certificate of Final Acceptance for relevant Product(s).

12.2  Warranty PV of Units

      Developer hereby gives a warranty for each PV Unit delivered hereunder by Developer that (i) at the time of delivery the PV Unit will be new and unused (except for repaired PV Units provided under Clause 12.3), and (ii) for a period of [*] from the delivery of the respective PV Unit ("Warranty Period"), each PV Unit delivered shall:

      (i)   Be in [*]; and

      (ii)  Be [*]; and

      (iii) Be [*]; and

      (iv) Strictly conform to applicable Specifications, quality requirements and other mutually agreed requirements.

      For the purposes of this Clause 12, "Defect", shall mean any breach of, non-conformance to or deviation from the warranty set out in this Clause
      12.2. This warranty does not apply if a Defect is (i) solely attributable to Nokia Proprietary Items, (ii) any development activities solely carried out by Nokia or solely attributable to the Specifications provided by Nokia.

12.3  Examples of Remedies

      If PV Units delivered do not meet the warranties given by Developer during the Warranty Period, Nokia may at its own option and upon notice to Developer require Developer to

      (i) replace the PV Units with new PV Units that fully satisfy the given warranties [*]; or

      (ii)  repair such PV Units [*]; or

      (iii) [*].

      If the remaining Warranty Period for the repaired/replaced PV Unit is less than [*], the Warranty Period shall be extended to be [*] from the date of receipt of the repaired/replaced PV Unit.

12.4  Hidden Defects

      For the purposes of this Clause 12, "Hidden Defect" means such Defect, which could not have been detected during an ordinary incoming inspection and which are attributable to non-compliance by Developer with any of the terms and conditions of this Agreement or to Development performed by Developer. If Hidden Defects appear in PV Units during or after the Warranty Period, then [*], undertake any and all necessary corrective action(s) to ensure that the PV Units are made to conform to all the terms of this Agreement and that such defects do not reappear in PV Units. The corrective actions include but are not limited to (i) [*], (ii) [*], (iii) [*]

      [*] and/or (iv) [*]. [*].

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                              21(25)

12.5  Notice on Defects

      Nokia shall notify Developer of the Defects or Hidden Defects in writing and also specify the [*] for Developer to perform corrective actions. Developer shall respond to Nokia within [*] from the date of Nokia's notice. Such response shall include a detailed outline of the necessary corrective actions that Developer undertakes to perform in order to remedy the Defect or Hidden Defect without delay. If Developer is not able to perform the corrective actions and/or present a correction plan that both Parties can accept [*], then Nokia is entitled to, upon written notice to Developer

      a)    take the necessary corrective actions [*]; or

      b)    require Developer [*], or

      c)    [*].

12.6  Remedying of Defects by Nokia

      If the Parties mutually agree on case-by-case basis that Nokia shall undertake the repair or replacement of a Defect or Hidden Defect in PV Units on behalf of Developer, Developer shall [*].

12.7  No Waiver of Rights

      Notwithstanding anything to the contrary in this Agreement, Nokia shall be entitled to [*].

12.8  Limited Warranty for DV Units

      Developer warrants that DV Units conform to applicable Specifications, quality requirements and other mutually agreed requirements hereunder, to the extent reasonably possible bearing in mind the status of Development, and that said items have been developed a manufactured with professional diligence and skill. If any breach of, non-conformance to or deviation from this warranty is found within [*] months from the date of Nokia's reception of said DV Unit, Developer shall [*]. In the event Developer fails to remedy such breach, non-conformance or deviation within a reasonable time, then Developer shall [*].

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[NOKIA LOGO]                                                              22(25)

12.9  Warranty for Product Documentation

      All Product Documentation to be developed by Developer under this Agreement shall:

      (a)   be [*];

      (b)   [*]; and

      (c) [*]. If any Product Documentation is found containing a deviation from the above warranties or if any Product Documentation needs to be revised or updated as a result of Defect contained in any PV Units or Product(s), Developer shall also [*].

13    PURCHASE AGREEMENT

13.1  [*] Commitment

      This Agreement constitutes [*] for [*] to [*] from [*]. Developer agrees, at Nokia's separate request, to sell Product(s) to Nokia in accordance with the Purchase Agreement. Any and all purchases under the Purchase Agreement are at all times [*] in accordance with the Purchase Agreement.

13.2  Amending the Purchase Agreement

      By signing this Agreement, Developer undertakes to amend the Purchase Agreement and/or its relevant appendices, if so requested by Nokia, together with Nokia so that the Purchase Agreement will also cover the delivery, sale and purchase of Product(s) developed hereunder in order to ensure that Nokia will be able to order Product(s) from Developer subsequent to the possible successful outcome of the Development.

13.3  Product Prices

      The prices of Product(s) under the Purchase Agreement shall be negotiated between the Parties, but shall not exceed the lower of:

      (i)  [*] or

      (ii) [*]

      For avoidance of doubt, it is agreed that the prices of Product(s) under the Purchase Agreement may, if mutually agreed by the Parties, be lower than the above mentioned amounts (i) and (ii).

13.4  Conflicting Provisions

      In case of a conflict between the provisions of this Agreement and those of the Purchase Agreement, the provisions of this Agreement shall prevail over the provisions of the Purchase Agreement as regards matters covered by both agreements, unless stated in the Purchase Agreement that certain provision(s) thereof shall prevail over this Agreement. For avoidance of doubt, it is agreed that warranties for Product(s) delivered under the Purchase Agreement are agreed on in said agreement.

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Agreement - eslns03t733

[NOKIA LOGO]                                                              23(25)

14    ENVIRONMENTAL AND ETHICAL ISSUES

14.1  General

      Developer shall comply with the principles of the Business Charter for Sustainable Development (published by the International Chamber of Commerce in 1991) for environmental management. Developer shall encourage the adoption of the principles therein by its sub-suppliers and subcontractors. Nokia may, where appropriate, request improvements in Developer's practices to ensure compliance with the said principles. Developer shall take into consideration environmental issues in all phases of Product Development and manufacturing process design.

      Developer shall be committed to ethical conduct and respect for human rights in the spirit of internationally recognized social and ethical standards, e.g. SA8000. Developer further monitors the ethical performance of its suppliers and subcontractors and takes immediate and thorough steps in cases where ethical performance of its suppliers or subcontractors comes into question.

14.2  Information to Provide and Environmental Requirements

      Developer shall, upon request, inform Nokia of all materials, substances and compounds by weight and by location in the Products)/Deliverables in the form set out in Appendix 6.

      Developer further shall, upon request, provide Nokia with instructions for disassembly, re-use and end-of-life treatment of the Products)/Deliverables, and with any other information that Nokia may need based on statutory requirements.

      Developer shall in designing of the Products and Deliverables and in manufacturing and delivery of the Products/Deliverables strictly comply with the Environmental Requirements and the schedule set forth in Appendix 6 of this Agreement. Developer warrants, that each Product/Deliverable that Developer delivers hereunder strictly conforms to such requirements. In case any Product/Deliverable does not conform to the Environmental Requirements as they exist at the time of delivery, and where the law requires selective end-of-life treatment for such Products)/Deliverables, Developer shall compensate Nokia for any direct costs incurred by Nokia in connection with Nokia's selective end-of-life treatment for such Products)/Deliverables.

14.3  Return of Defective Products

      Developer shall be responsible for the proper disposal and/or recycling of any defective Product(s)/Deliverables that are returned to and not repaired by Developer.

14.4  Environmental Management System

      Developer shall implement an environment management system (EMS) based on the principles of ISO 14001 standard.

14.5  Compliance with laws

      Developer represents and warrants that in the designing, manufacturing, delivery and through entire the supply chain of the Product(s)/Deliverables all national and international laws, directives, statutes (including but not limited to EU statutes) and regulations are diligently followed.

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Agreement - eslns03t733

[NOKIA LOGO]                                                              24(25)

15    LIABILITY

15.1  Exclusion of Certain Damages

      Neither Party shall be liable to each other in contract, tort or otherwise, whatever the cause thereof, for any loss of revenue or of profit, business or goodwill or any indirect, special, consequential, incidental or punitive costs, damages or expenses of any kind, howsoever arising under or in connection with this Agreement, unless arising out of or based on a breach by such Party of Clause 17 (Confidentiality), Clause 10 (Intellectual Property Rights and Indemnification), Clause 15.2 below or caused due to intentional misconduct or gross negligence of such Party.

15.2  Additional Indemnification Obligations

      Developer shall indemnify, defend and hold harmless Nokia, its Affiliates and their respective officers, directors, employees and customers harmless from and against all damages, claims, demands, suits, proceedings, damages, costs, expenses and liabilities, including without limitation, reasonable legal fees incurred due to:

      (i)   [*]; and/or

      (ii)  [*]

      resulting from or alleged to result from any act or omission of Developer in the performance of Development and/or from any Defects in the Deliverables or Product(s). Developer shall maintain in force and on request give evidence of adequate insurance relative to its obligations under this Clause.

      Developer shall use counsel satisfactory to Nokia to defend against any claims, demands, suits, proceedings, damages, costs, expenses or liabilities mentioned above ("Claims" for the purposes of this Clause). . Nokia shall have the right to select its own counsel to participate in such defence at Nokia's own expense.

      Nokia shall on its behalf indemnify, defend and hold harmless Developer, its Affiliates and their respective officers, directors, employees and customers harmless from and against all damages, claims, demands, suits, proceedings, damages, costs, expenses and liabilities, including without limitation, reasonable legal fees incurred due to:

      (i)   [*]; and/or

      (ii)  [*]

      resulting from or alleged to result from any act or omission of Nokia in the performance of this Agreement.

16    FORCE MAJEURE

      Events of "Force Majeure" are events beyond the control of the Party, which occur after the time of signing of this Agreement and which were not reasonably foreseeable at the time of signing of this Agreement and the effects of which are not capable of being overcome without unreasonable expense and/or loss of time to the Party concerned. Events of Force Majeure shall include (without limitation) war, civil unrest, acts of government, natural disasters, fire, flood, earthquake, explosions and acts of God.

      Notwithstanding any other provision of this Agreement, neither Party shall be liable to the other

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Agreement - eslns03t733

[NOKIA LOGO]                                                              25(25)

      for any delay or non-performance of its obligations hereunder in the event and to the extent that such delay or non-performance is due to an event of Force Majeure.

      If an event of Force Majeure results in delay or non-performance of a Party for a period of [*] or longer, then either Party shall have the right to terminate this Agreement with immediate effect without liability towards the other Party.

17    CONFIDENTIALITY

17.1  General

      For avoidance of doubt and notwithstanding this Clause 17, it is agreed that the confidentiality undertakings provided for in this Clause 17 do not limit in any way whatsoever Nokia's rights to utilize and disclose Deliverables, Product(s), Specifications or other outcomes of the Development or parts thereof in compliance with Clause 10 (intellectual Property Rights and Indemnification) and Clause 11 (Manufacturing Rights and Information) above.

      Each Party ("Receiving Party" for the purposes of this Clause 17) shall not, except to the extent required by law, disclose to third parties nor use for any purpose other than for the proper fulfillment of the purpose of this Agreement and/or the Purchase Agreement any technical, financial or commercial information ("Information") received from the other Party ("Disclosing Party") in whatever form under or in connection with this Agreement without the prior written permission of the Disclosing Party. The above mentioned limitations shall not apply to Information which, as evidenced by the Receiving Party:

      a) was in the possession of the Receiving Party prior to disclosure hereunder; or

      b) was in the public domain at the time of disclosure or later became part of the public domain without breach of the confidentiality obligations herein contained; or

      c) was disclosed by a third party without breach of any obligation of confidentiality owed to the Disclosing Party; or

      d) was independently developed by personnel of the Receiving Party having no access to the Information of the Disclosing Party.

      Without prejudice to the generality of the foregoing, each Party agrees not to use any of the Information or technology of the other Party for any use or purposes except those expressly specified herein.

17.2  Affiliates, Personnel and Subcontractors

      Affiliates of a Party hereto engaged in the performance of this Agreement shall not be deemed to be third parties for purposes of this Clause 17 on condition that disclosure of Information occurs on a need to know basis only and that the respective Party ensures full compliance by such Affiliates of all of the provisions of-this Clause 17.

      Developer shall not disclose any Information of Nokia to its subcontractors, unless Nokia has consented to the use of any such subcontractor in writing. Each Party shall limit access to Information of the other Party to those of its subcontractors and personnel for whom such access is reasonably necessary for the proper performance of this Agreement and/or the Purchase

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Agreement - eslns03t733

[NOKIA LOGO]                                                              26(25)

      Agreement. Such subcontractors and personnel shall be bound by written confidentiality obligations not less restrictive than those provided for in this Agreement.

                             (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Agreement - eslns03t733

[NOKIA LOGO]                                                              27(25)

17.3  Duration of Confidentiality

      The provisions of this Clause 17 shall bind the Parties for a period of [*] years from the date of disclosure of any item of Information regardless of any earlier termination, expiry or fulfillment of this Agreement.

17.4  Conflicting Provisions

      To the extent that the terms of a Non-Disclosure Agreement between the Parties relating to the subject matter hereof conflict with the terms of this Clause 17, this Clause 17 shall prevail over the terms of said Non-Disclosure Agreement.

17.5  No Publicity

      In the absence of prior written consent by the other Party, neither Party shall make any publicity on, press release of or reference to this Agreement, the other Party, Development or the co-operation between the Parties, except to the extent required by law.

18    TERM AND TERMINATION

18.1  Term of the Agreement

      This Agreement shall become effective upon the Effective Date and shall apply retroactively also to all Development having been carried out prior to the Effective Date. This Agreement shall continue to be effective until either:

      (i) Development has been fully carried out and Certificate(s) of Final Acceptance have been issued by Nokia and the Parties have, if so requested by Nokia, complied with Clauses 13.2 and 13.3 above; or

      (ii) this Agreement has been terminated by either Nokia or Developer pursuant to Clause 18.2 or 18.3 below or terminated by Nokia pursuant to Clause 8.3 above.

18.2  Termination

      This Agreement may be terminated by either Party with immediate effect by sending a written notice of termination to the other Party, if said other
      Party:

      (i) becomes insolvent, is declared bankrupt or becomes the subject of dissolution, liquidation (other than for the purpose of reconstruction or amalgamation), receivership or bankruptcy proceedings, whether voluntarily or involuntarily, or applies for judicial or extra-judicial settlement with creditors, makes an assignment for the benefit of creditors, or takes or suffers any similar action in consequence of a debt or otherwise discontinues its business relating to Development and/or Product(s); and/or

      (ii) is in breach of any of its material obligations under this Agreement, which breach is not solely attributable to the terminating Party and has failed to rectify such breach within [*] days of having received written notice of such breach and the intention of the terminating Party to terminate this Agreement, if the breach is not rectified (or, if such breach is not capable of being rectified within such time, if the Party fails to commence to rectify such breach within such time).

18.3  Termination by Nokia

                              (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

[NOKIA LOGO]                                                              28(25)

      Notwithstanding the above, Nokia shall also have a right to terminate this Agreement with immediate effect by sending a written notice of termination to Developer, in case of:

      (i) a change of ownership in or effective control over Developer or its business related to Product(s) and/or Development resulting in any Nokia Direct Competitor obtaining ownership in or effective control over Developer or its such business; and/or

      (ii) Developer entering into any agreement potentially resulting in a change specified above in Sub-Clause 18.3(i); and/or

      (iii) Nokia abandoning that portion of its business relating to those frequencies to which the Development contemplated by this Agreement specifically relates.

18.4  Termination and Payments

      For the purposes of this Clause 18.4, "Payments" shall mean payments for Development Fee, Deliverable Prices and any instalments thereof.

      Any termination of this Agreement, for any reason, shall be without prejudice to any rights or obligations which shall have accrued or become due to either Party prior to the date of the termination.

      Notwithstanding the above:

      (i) In the event of Nokia terminating this Agreement based on Clause 8.3 above or based on Clause 18.2, 18.3(i) or 18.3(ii), Developer shall not, except with respect to any then-outstanding unpaid invoices, be entitled to any additional Payments or parts thereof from Nokia hereunder and Nokia shall not, except with respect to any then-outstanding unpaid invoices have any obligation to effect such additional Payments or parts thereof; and

      (ii)  In the event of Developer terminating this Agreement based on Clause
            18.2 above or Nokia terminating this Agreement based on Clause 18.3(iii) above Nokia shall not be relieved from its obligation to effect Payments having accrued or become due prior to the date of the termination.

18.5  Surviving Clauses

      Any terms and conditions of this Agreement that by their nature or otherwise reasonably should survive termination, cancellation or other expiry of this Agreement shall survive any termination, cancellation or other expiry of this Agreement. Such terms and conditions include but are not limited to the terms and conditions set forth in Clauses 1., 7.4, 10, 11, 12, 15, 17, 18.5, 19. and 20.

19    MISCELLANEOUS

19.1 Unless expressly otherwise agreed in this Agreement, neither Party shall have the right to assign any of its rights or obligations under this Agreement without the advance written consent of the other Party.

19.2 Unless otherwise agreed by the Parties in writing, neither Party will have nor represent itself to have any authority to bind the other Party or act on its behalf.

                              (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

[NOKIA LOGO]                                                              29(25)

19.3 No failure to exercise, nor any delay in exercising, on the part of either Party, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.

                              (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

[NOKIA LOGO]                                                              30(25)

19.4 In the event that any provision of this Agreement is held invalid as contrary to any law, statute or regulation, the invalidity of such provision shall in no way affect the validity of any other provision of this Agreement and each and every provision of this Agreement shall be severable from each and every other provision.

19.5 The headings and titles used in this Agreement are for convenience only and are not part of this Agreement and do not in any way limit or amplify any provisions of this Agreement.

19.6 The governing language of this Agreement and the correspondence between the Parties shall be English.

19.7 The following persons shall act as the representatives of the Parties regarding notices, performance, extension, termination and changes in respect of this Agreement

Representing Nokia Corporation, Nokia Networks                  Representing the Developer

Name: [*]                                                         Name: [*]
Address:    Nokia Corporation, P.O. Box 370                       Address: 990 Almanor Avenue,
            FIN-00045 NOKIA GROUP                                 Sunnyvale, CA 94085 USA
E-mail: [*]@nokia.com                                             E-mail: [*]@endwave.com
Telephone: +358-40-733 [*]                                        Telephone: +1-408 522 [*]

      Every notice and other communication made or delivered by one Party to another hereunder shall be in the English language or accompanied by an English translation.

19.8 This Agreement supersedes all prior agreements, arrangements, proposals, representations or statements (whether oral, written or implied from the conduct of the Parties), discussions, correspondence and negotiations between the Parties in relation to the subject matter of this Agreement with the exception of a possible non-disclosure agreement which shall be subject to Clause 17. This Agreement shall otherwise form the entire agreement and understanding between the Parties with respect to the Development of Product(s).

      In the event of any conflict between this Agreement and any of its Appendices, the provisions of this Agreement shall prevail.

19.9 Any of the Appendices may be modified, altered, added or amended by a written agreement or a written mutual confirmation between the Parties. Such agreement shall usually be carried out by replacing the respective Appendix with an updated version of the relevant Appendix signed by both Parties.

      Other modifications, alterations, additions or amendments to this Agreement shall be valid only if signed by both Parties and expressly indicated as an amendment to the Development Agreement.

20    APPLICABLE LAW AND DISPUTES

20.1 This Agreement shall be governed by and construed in accordance with the laws of Switzerland, excluding its choice of laws provisions. The Parties agree that the United Nations Convention on Contracts for the International Sales of Goods (CISG) shall not apply to this Agreement.

                              (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Agreement - eslns03t733

[NOKIA LOGO]                                                              31(25)

20.2 Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or validity thereof shall be finally settled in arbitration by three neutral arbitrators appointed by the International Chamber of Commerce ("ICC"). The arbitration shall be conducted pursuant to the ICC's arbitration rules then in force. The arbitration shall be conducted in Geneva, Switzerland, in the English language. The award shall be final and binding on the Parties.

20.3 Any dispute, controversy or claim arising out of or relating to this Agreement including but not limited to the possibility or existence of the proceedings, the proceedings themselves, oral statements made during the course of the proceedings, documents and other information submitted by the Parties or prepared by the Court or the arbitrator(s) and the final award shall be deemed Information under Clause 17 of this Agreement.

20.4 Nothing in this Agreement shall be deemed to limit the Parties' rights to seek interim injunctive relief or to enforce an arbitration award in any court of law.

20.5 The Appendices mentioned above in the Table of Contents shall be an integral part of this Agreement.

In witness whereof this Agreement has been duly signed and executed in two original copies

NOKIA CORPORATION, NOKIA NETWORKS

By:

Name:   [*]

Title:  Head of Cellular Transmission R & D

Date:   August 14, 2003

ENDWAVE CORPORATION

By.

Name:   [*]

Title:  VP of Sales

Date:   August 14, 2003

APPENDIX 1      Product Definition incl. Specifications

APPENDIX 2      Milestone Schedule

APPENDIX 3      Project Plan

APPENDIX 4      Quality Requirements

                              (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

[NOKIA LOGO]                                                              32(25)

APPENDIX 5      Business Model incl. Pricing

APPENDIX 6      Mandatory Environmental Requirements

APPENDIX 7      Contact List

                              (C) Nokia Corporation
                          Proprietary and Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Agreement - eslns03t733

[NOKIA LOGO]

                         NOKIA [*] DEVELOPMENT AGREEMENT

                         APPENDIX 1 - PRODUCT DEFINITION

                    NOKIA DEVELOPMENT CONTRACT - ESLNS03T733

                                UNCONTROLLED COPY

        Except as may be otherwise provided by contract, this document or specification is the proprietary and confidential property of EndWave
  Corporation. It is issued in strict confidence and shall not be reproduced or copied or used (partially or wholly) in any manner without prior, express written authorization of EndWave Corporation.

            [*], VP, Account Sales                                              DATE:  8/7/03
            [*], Director, Quality Assurance                                    DATE:  8/7/03
APPROVALS   [*], VP, Product Development                                        DATE:  8/7/03
            [*], Engineering Project Manager                                    DATE:  8/7/03
            [*], Staff Design Engineer                                          DATE:  8/7/03

                                REVISION HISTORY

REVISION           ECN           APPROVAL         DATE
   01              5147
   02              5158

REVISION: 02                      PART NUMBER: 120335-01
                                    PAGE: 1 of 27

                ENDWAVE CORPORATION PROPRIETARY AND CONFIDENTIAL

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.0 PURPOSE

      The purpose of this document is to define and document the requirements of Appendix 1 for the Development Agreement (DA) between Nokia Networks and Endwave Corporation. This DA serves to develop a series of Microwave Units
      (MWUs) for use in the Nokia [*] products at [*] GHz, [*] GHz, [*] GHz, and [*] GHz. The [*]MWUs shall meet the class 2 level design requirements as called out in Nokia's "[*] GHz Integrated Microwave Unit Specifications", referenced below.

      Appendix 1 defines the functionality of the MWU transceiver, the components that make up the MWU, and the process technologies to be used. The discussion will be broken into two parts covering the millimeter wave section and the DC/IF printed circuit assembly.

2.0 REFERENCE DOCUMENTS

Document #             Revision             Title
133-004238_01          2.00a                Nokia MWU Integration Test Plan
E10014774QE_E0         2.00a                [*] GHz Integrated Microwave Unit
                                            Specifications

3.0 ABBREVIATIONS

ALC                Automatic Leveling Control
DA                 Driver Amplifier
DC                 Direct Current
EEPROM             Electrically Erasable Programmable Read Only Memory
FET                Field Effect Transistor
HBT                Heterojunction Bipolar Transistor
HDR                High Data Rate
HPA                High Power Amplifier
IF                 Intermediate Frequency
IM                 Inter-Modulation
IRM                Image Reject Mixer
LM                 Low Mode
LNA                Low Noise Amplifier
LO                 Local Oscillator
LYRA
MM                 Medium Mode
MMIC               Microwave Monolithic Integrated Circuit
MPA                Medium Power Amplifier
MWU                Millimeter Wave Unit
Rx                 Receive
SN                 Serial Number

REVISION: 02                      PART NUMBER: 120335-01
                                    PAGE: 2 of 27

                ENDWAVE CORPORATION PROPRIETARY AND CONFIDENTIAL

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Tx                 Transmit
VCO                Voltage Controlled Oscillator
VVA                Voltage Variable Attentuator

4.0 APPENDIX 1 - PRODUCT DEFINITION

4.1   MILLIMETER WAVE SECTION

      Block diagrams of the millimeter wave section for each of the bands in development are shown in Figures 1 though 3. The millimeter wave section provides the following functionality:

            1) An end frequency [*] consisting of a [*].

            2) A receive section consisting of an [*].

            3) A transmit section consisting of a [*].

      The millimeter wave section utilizes [*] integrated with a [*]. The MMICs are [*] on the brass through [*]. [*] is provided by [*] mounted on the [*]. [*] is provided by [*] mounted on the [*]as [*]. [*] is achieved with a [*] and via [*]. A [*] is used to make a [*] between the [*]. The [*] are [*].

4.2   LO SECTION

      Three [*] are to be used in the [*]. The designs will be fabricated using [*]. One [*] will cover the [*], a [*] will cover the [*], and the [*] and [*] will be covered with a [*]. The designs will employ a [*]. [*] employ [*] operating in the [*] at [*]. The fundamental [*] is at [*] of [*], or [*]. At the [*], the fundamental [*], while the [*]. The [*] will have a [*] where the [*] may be accessed.

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

      Because the [*] is at the [*], with no additional [*], phase noise is [*]. Typical [*] at [*] GHz will be better than [*]. At the [*], the phase noise will be typically [*]. Typical phase noise for the [*] and [*] will be better than [*].

      Because of the [*], and the [*]achieved at the [*], a [*] are not required in the [*]. [*] is expected at the [*]. The [*] provide the necessary [*] to prevent [*] on the [*] and to keep the [*]. A [*] is used instead of a [*] to improve [*]. The [*] also provides excellent [*].

      The [*] has the additional advantage of an [*]. This elimination of a [*] should significantly reduce the possibility of [*].

4.3   RECEIVE SECTION

      The receive section is comprised of an [*]. The [*] is necessary to achieve [*]. An [*] follows the [*], and is located on the [*].

4.4   TRANSMIT SECTION

      The transmit section starts with the [*]. The modulator is followed by the [*]. The [*] includes an [*]. The output of the [*], which is used to [*]the [*]. The [*] is also used to produce a [*]. The [*] is positioned after the [*] to reduce the [*]. This is necessary to meet [*].

      The [*] includes the [*]. The WA's will be designed by[*], and are constructed with [*]. The WA model numbers are TBD, and are therefore labeled VVxxx in the block diagrams. Each [*]provides typically [*]. To obtain sufficient [*] to cover the [*], [*]. They are labeled [*] in the block diagrams. The [*]have been distributed to [*]. [*]. Because this VVA has a [*], its [*] can be closely controlled. Attenuation here, reduces [*]

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

      of the [*]*], thus improving [*]. By maintaining the [*]VVA in the [*], their [*]. The result is [*].

      After VVA1 has [*], the [*]. The chain is designed so that when [*], it's [*]. This is due to [*]. In this way, the [*] is controlled. As [*]. The result is improved [*].

      The [*] was chosen because it offers better [*] available. In some cases, the [*] may be [*]. Often, [*] require two [*]. The [*] includes an [*] at its [*] to enable [*].

      Table 1 lists each of the MMICs used in the Millimeter Wave Section with the corresponding process technology used. Current Budgets for each of the bands are shown in tables 2 through 4. Frequency Plans for each of the bands are listed in tables 5 through 8.

      Transmit chain analysis' for each band are shown in Figure's 4 through 7. Nominal gains are assumed for all stages. [*]. The power levels are assumed to be [*]. Because the [*] will adjust the [*] to maintain a [*], the [*].

      Chain Analysis' for the [*] are shown is Figure's 8 through

4.5   DCIIF PRINTED CIRCUIT ASSEMBLY

      The DC/IF assembly provides the following functionality:

            1)    Mechanical/Electrical interface to customer for [*].

            2)    Non-volitile memory to contain: [*]

            3)    [*]

            4)    [*]

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            5)    [*]

            6)    [*]

            7)    [*]

      The DC/IF PCA is manufactured with a [*]. The [*] will be fabricated using [*]. The PCB [*].

      The incoming [*] are used directly to [*]. Voltage regulation of the [*], for all of the millimeter wave MMICs. [*] is provided for the [*]. [*] is included for amplifiers requiring [*]. A [*] should the [*], or in the event of a [*]. An [*] is used to add [*].

      The [*] is compared against a [*] that is selectable for [*]. The [*] is established by a [*]. The [*] is provided to the customer as [*]. The [*] is [*]. This [*] functions to maintain a [*].

      The [*] starts at the [*] and includes [*]. [*] is controlled by [*]. [*] is used to remove the [*] and to match the [*]. By matching the [*], the [*] at the [*]. This reduces the [*]. The [*] is followed by the [*]. These drivers have been designed to [*] as described above in the [*]. [*].

      Under [*], the [*] are driven to [*]. The [*] in the calibration table is selected to provide a [*] for the [*] that allows the [*] to meet the [*]. The [*] is proportional to the [*]. This difference [*]. Alternatively, the [*] could be adjusted to improve [*]. However, this could [*]. The [*] stored in the [*] are chosen to satisfy the [*] and to optimize the [*].

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      Figure 14 is a functional block diagram of the DC/IF circuitry with I/O's.

4.6   MECHANICAL DESIGN

      The mechanical processes for assembly shall be the same as those used on the current production hardware. The electrical interface with the customer is provided through [*]. The electrical interface between the [*] is provided by [*]. The [*] are fastened together with screws. A mechanical exploded view is provided in Figure 15.

5.0 SUMMARY

      A compliance matrix has been generated against the class 2 requirements of specification E10014774QE_E0. Based on the analysis' performed of the [*], and [*], the Micro Wave Units to be developed by Endwave for the [*] shall be capable of meeting all class 2 requirements with sufficient margin for production manufacturing.

      [*]

                         Figure 1 -[*] GHz Block Diagram

      [*]

                        Figure 2 - [*] GHz Block Diagram

      [*]

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

                        Figure 3 - [*] GHz Block Diagram

DEVICE                          [*]                            [*]
 [*]                             X
 [*]                             X
 [*]                             X
 [*]                             X
 [*]                             X
 [*]                             X
 [*]                             X
 [*]                             X
 [*]                             X
 [*]                                                            X
 [*]                                                            X
 [*]                                                            X
 [*]                                                          X [*]
 [*]                                                          X [*]
 [*]                                                          X [*]

                            Table 1 - MMIC Technology

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

                             [*]
             MMIC                    MEDIAN CURRENT (MA)
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
================================================
Total                                        [*]
Spec.                                        [*]
Margin                                       [*]

                        Table 2 - [*] GHz Current Budget

                             [*]
             MMIC                    MEDIAN CURRENT (MA)
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
================================================
Total                                        [*]
Spec.                                        [*]
Margin                                       [*]

                        Table 3 - [*] GHz Current Budget

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

                             [*]
             MMIC                    MEDIAN CURRENT (MA)
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
================================================
Total                                        [*]
Spec.                                        [*]
Margin                                       [*]

                        Table 4 - [*] GHz Current Budget

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

[*] GHz           [*]Band Min           Max          [*]Band Min        Max
[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]

[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]

[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]

[*] GHz           [*]Band Min           Max          [*]Band Min        Max
[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]

[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]

[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]

                        Table 5 - [*] GHz Frequency Plan

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

[*] GHz           [*]Band Min            Max          [*]Band Min        Max
[*]                    [*]               [*]             [*]             [*]
[*]                    [*]               [*]             [*]             [*]

[*]                    [*]               [*]             [*]             [*]
[*]                    [*]               [*]             [*]             [*]
[*]                    [*]               [*]             [*]             [*]
[*]                    [*]               [*]             [*]             [*]

[*]                    [*]               [*]             [*]             [*]
[*]                    [*]               [*]             [*]             [*]

[*] GHz            [*]Band Min            Max          [*]Band Min        Max
[*]                     [*]               [*]             [*]             [*]
[*]                     [*]               [*]             [*]             [*]

[*]                     [*]               [*]             [*]             [*]
[*]                     [*]               [*]             [*]             [*]
[*]                     [*]               [*]             [*]             [*]
[*]                     [*]               [*]             [*]             [*]

[*]                     [*]               [*]             [*]             [*]
[*]                     [*]               [*]             [*]             [*]

                        Table 6 - [*] GHz Frequency Plan

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
[*] GHz           [*]Band Min           Max          [*]Band Min        Max
[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]

[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]

[*]                   [*]               [*]             [*]             [*]
[*]                   [*]               [*]             [*]             [*]

                        Table 7 - [*] GHz Frequency Plan

[*] GHz           [*]Band Min            Max          [*]Band Min        Max
[*]                    [*]               [*]             [*]             [*]
[*]                    [*]               [*]             [*]             [*]

[*]                    [*]               [*]             [*]             [*]
[*]                    [*]               [*]             [*]             [*]
[*]                    [*]               [*]             [*]             [*]
[*]                    [*]               [*]             [*]             [*]

[*]                    [*]               [*]             [*]             [*]
[*]                    [*]               [*]             [*]             [*]

                        Table 8 - [*] GHz Frequency Plan

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

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                                [*] GHz [*]Chain

[*]

                      Figure 4 - [*] GHz [*] Chain Analysis

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                                [*] GHz [*] Chain
[*]
                      Figure 5 - [*] GHz [*] Chain Analysis

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                                [*] GHz [*] Chain
[*]
                      Figure 6 - [*] GHz Tx Chain Analysis

                                [*] GHz [*] Chain
[*]
                      Figure 7 - [*] GHz [*] Chain Analysis

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                                   [*] GHz [*]
[*]
                      Figure 8 - [*] GHz [*] Chain Analysis

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                                   [*] GHz [*]
[*]
                      Figure 9 - [*] GHz [*] Chain Analysis

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                                [*] GHz [*] Chain
[*]
                     Figure 10 - [*] GHz [*] Chain Analysis

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                                       [*]

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                                [*] GHz [*] Chain
[*]
                     Figure 12 - [*] GHz [*] Chain Analysis

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                                [*] GHz [*] Chain
[*]
                   Figure 13 - [*] GHz [*] Chain Analysis [*]

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                                       [*]

            Figure 14 - DC/IF Printed Circuit Assembly Block Diagram

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      THIS FIGURE WILL BE ADDED ONCE THE DESIGN OF THE [*]MWU IS COMPLETED.

                      Figure 15 - Mechanical Exploded View

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                         NOKIA [*]DEVELOPMENT AGREEMENT
                         APPENDIX 2 - MILESTONE SCHEDULE

                    NOKIA DEVELOPMENT CONTRACT - ESLNS03T733

                                UNCONTROLLED COPY

Except as may be otherwise provided by contract, this document or specification is the proprietary and confidential property of EndWave Corporation. It is issued in strict confidence and shall not be reproduced or copied or used (partially or wholly) in any manner without prior, express written authorization of EndWave Corporation.

             [*], VP, Account Sales                      DATE:  8/7/03

             [*], Director, Quality Assurance            DATE:  8/7/03

APPROVALS    [*], VP, Product Development                DATE:  8/7/03

             [*], Engineering Project Manager            DATE:  8/7/03

                                REVISION HISTORY

REVISION                 ECN                     APPROVAL                 DATE
   01                    5147
   02                    5158

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1.0   PURPOSE

      The purpose of this document is to define and document the requirements of Appendix 2 for the Development Agreement (DA) between Nokia Networks and Endwave Corporation. This DA serves to develop a series of Microwave Units
      (MWUs) for use in the Nokia [*] products at [*] GHz, [*] GHz, [*] GHz, and [*] GHz. The [*]MWUs shall meet the class 2 level design requirements as called out in Nokia's "[*] GHz Integrated Microwave Unit Specifications", referenced below.

      Appendix 2 provides a check list of the specific deliverables for each of the product development phases for each band. Included with the identified deliverables is a description of the deliverable, completion criteria, the responsible party, due date for the deliverable, and the status to date.

2.0   REFERENCE DOCUMENTS

Document #            Revision          Title
118646-01             Rev. 09           Full Scale Design and Development Control
118646-02             Rev. 03           Phase 1 Exit Criteria Checklist
118646-03             Rev. 03           Phase 2A Exit Criteria Checklist
118646-08             Rev. 03           Phase 2B Exit Criteria Checklist
118646-04             Rev. 04           Phase 3 Exit Criteria Checklist
118646-05             Rev. 03           Phase 4 Exit Criteria Checklist
118646-06             Rev. 01           Phase 5 Exit Criteria Checklist
118646-07             Rev. 03           Design Review Record
118646-09             Rev. 01           Development Process Modification Record
                      Rev. 3.2          Nokia Networks MW - Module Project APQP
                                        Requirements
133-004238_01         2.00a             Nokia MWU Integration Test Plan
E10014774QE_E0        2.00a             [*] GHz Integrated Microwave Unit
                                        Specifications
120424-01             Rev. 02           Endwave Corporation Project Schedule for the
                                        [*]project

3.0   PROJECT SPECIFIC MILESTONE DELIVERABLES (MILESTONE SCHEDULE)

This section divides the deliverables for each band of the project into separate deliverables by phase. These deliverables are derived from the Nokia APQP requirements document. As well, the deliverables have been tailored such that they provide the required information to allow the Endwave development process to be followed in parallel.

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The Due Date for each deliverable represents the date for final completion of the task. These dates are derived from the Endwave Corporation Project Schedule 120424-01, [*]Project Schedule. In order to ensure deliverables of analysis and test data are complete and in an expected format, these type of deliverable will be provided [*] weeks prior to the Due Date. Of the [*]week window, [*] weeks is for a Nokia to initially review material. Then [*] weeks will be allotted for Endwave to incorporate any needed changes mutually agreed to from the preliminary review.

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HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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3.1   MILESTONE DELIVERY SCHEDULE

NO. DESCRIPTION                DELIVERABLES                         COMPLETION CRITERIA          RESPONSIBLE     DUE DATE   STATUS
--- -----------                ------------                         -------------------          -----------     --------   ------
1   E1 milestone               - Signed Development Agreement       A signed off and agreed      Nokia/Endwave   [*]
                               - All appendices in support of       to development agreement
                                 the development agreement          between Nokia and Endwave

2   [*]G PDR                   - Preliminary design review
                                 package                            Deliverables are received    Endwave         [*]
                               - Preliminary design review report   and approved by Nokia
                               - Action point list                  Action points completed

3   [*]G dfE                   - Preliminary environmental          Deliverables are received    Endwave         [*]
                                 requirement report                 and approved by Nokia

                                   - Statement of Conformance to    Action points completed
                                   Nokia Substance List
                               - Nokia Material Data form

--- [*] GHZ                    -----------------------------------  ---------------              ----------      --------   -------

4   [*] G E2 milestone         - Updated Product Definition         Deliverables are             Endwave         [*]
                               - Design documentation package       received and approved
    (Combined E2 and E3          (Please see Project Plan for       by Nokia Action points
    milestone. No                 more detail)                      completed
    prototypes are build in    - Updated Project Plan, Milestone
    this development)            Schedule and Risk Management

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
NO. DESCRIPTION        DELIVERABLES                             COMPLETION CRITERIA          RESPONSIBLE     DUE DATE   STATUS
--- -----------        ------------                             -------------------          -----------     --------   ------
                         Plan
                       - Reliability validation plan
                           -Derating requirements and table
                           of results
                           -Definition of FIT analysis and
                           calculation results
                           -Definition of Thermal analysis
                           and analysis results
                           -Environmental test plan
                           -Reliability test plan
                       - Manufacturing plan
                           -Manufacturability
                           -Implementation plan
                           -Production process flow, layout
                           and machinery
                           -Flexibility and lead-times
                           -Ramp-up plan
                           -Production responsibles
                       - BOM
                           -All parts and materials
                           listed. See project plan for
                           more detail
                       - Cost driver report
                       - Design validation (DV) plan
                           - MWU test plan
                           - Nokia MWU Integration test plan
                       - Action point list

5   [*] G CDR          - Critical design review package         Deliverables are received    Endwave         [*]
                       - Critical design review report          and approved

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                                                           PAGE: 5 OF 19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
NO.  DESCRIPTION          DELIVERABLES                              COMPLETION CRITERIA        RESPONSIBLE    DUE DATE       STATUS
---  -----------          ------------                              -------------------        -----------    --------       ------
                          - Action point list                       by Nokia
                                                                    Action points completed

6    [*] G DV units       - [*] pcs [*] G DV units                  Deliverables are           Endwave        [*]
                            -[*] [*]band                            received and approved
                            -[*] l[*] band                          by Nokia
                          - DV Test report (total [*] pcs)          Action points are
                            -MWU test report                        completed
                            -Integration test report                Units tested and passed
                                                                    DV test plan.
                                                                    Units are fully spec

                                                                    compliant
7    [*] G E4 milestone   - Final Product Definition                Deliverables are           Endwave        [*]
                          - Final Design documentation              received and approved
                            package                                 by Nokia
                          - Process validation (PV) plan            Action points completed
                            -MWU test plan                          Full compliance to
                            -Nokia MWU Integration test plan        environmental
                          - Processes under validation              requirements
                          - Process capability study
                          - Updated manufacturing plan
                            -Control plan
                            -Production recovery plan
                            -Forecasting/order procedure
                          - Final Environmental requirement
                            report
                            -Statement of Conformance to
                            Nokia Substance List
                            -Nokia Material Data form
                          - Updated risk management plan

REVISION: 02                                            PART NUMBER: 120336-01
                                                             PAGE 6 OF 19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
NO.  DESCRIPTION          DELIVERABLES                       COMPLETION CRITERIA        RESPONSIBLE    DUE DATE       STATUS
---  -----------          ------------                       -------------------        -----------    --------       ------
                          - Cost driver report

8    [*] G PV units       - [*] pcs [*] G PV units           Deliverables are           Endwave        [*]
                            -[*] [*]band                     received and approved
     1st delivery           -[*][*] band                     by Nokia
                          - PV Test report                   Action points are
                            -MWU test report                 completed
                            -Integration test report         Units tested and passed
                                                             PV test plan.
                                                             Units are fully spec
                                                             compliant

9    [*] G PV units       - [*] pcs [*] G PV units           Deliverables are           Endwave        [*]
                            -[*] [*]band                     received and approved
     2ndt delivery          -[*] [*]band                     by Nokia
                          - PV Test report                   Action points are
                            -MWU test report                 completed
                            -Integration test report         Units tested and passed
                                                             PV test plan.
                                                             Units are fully spec
                                                             compliant

10   [*] G PV units       - [*] pcs [*] G PV units           Deliverables are           Endwave        [*]
                            -[*] [*]band                     received and approved
     3rd delivery           -[*] [*]band                     by Nokia
                          - PV Test report                   Action points are
                            -MWU test report                 completed
                          - -Integration test report         Units tested and passed
                                                             PV test plan.
                                                             Units are fully spec
                                                             compliant

REVISION: 02                                            PART NUMBER: 120336-01
                                                             PAGE 7 OF 19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
NO.  DESCRIPTION          DELIVERABLES                            COMPLETION CRITERIA        RESPONSIBLE    DUE DATE       STATUS
---  -----------          ------------                            -------------------        -----------    --------       ------
11   [*] G E5 milestone   - Updated Manufacturing plan            Deliverables are          Endwave/Nokia   [*]
                            -Updated control plan                 received and approved
                            -Manufacturing documentation          by Nokia
                            package (Manufacturing                Action points completed
                            information)                          Full compliance to
                          - Updated Risk management plan          environmental
                          - Logistic model parameters             requirements
                          (Min/max values, stock implementation
                          plan)
                          - Cost driver report
                          - Action point list
                          -------------------------------------   ------------------------  -------         ---            -------
     [*] GHZ

12   [*] G E2 milestone   - Updated Product Definition            Deliverables are          Endwave         [*]

                          - Design documentation package          received and approved
                            (Please see Project Plan for more     by Nokia
                            detail)                               Action points completed
                          - Updated Project Plan, Milestone
                            Schedule and risk Management
                            Plan
                          - Reliability validation plan
                            -Derating requirements and table
                            of results -Definition of FIT
                            analysis and calculation results
                            -Definition of Thermal analysis
                            and analysis results
                          - -Environmental test plan

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                                                             PAGE: 8 OF 19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
NO.  DESCRIPTION          DELIVERABLES                            COMPLETION CRITERIA        RESPONSIBLE    DUE DATE       STATUS
---  -----------          ------------                            -------------------        -----------    --------       ------

                            -Reliability test plan
                          - Manufacturing plan
                            -Manufacturability
                            -Implementation plan
                            -Production process flow, layout and
                            machinery
                            -Flexibility and
                            leadtimes
                            -Ramp-up plan
                            -Production responsibles
                          - BOM
                            -All parts and materials listed. See
                            project plan for more detail
                          - Cost driver report
                          - Design validation (DV) plan
                            -MWU test plan
                            -Nokia MWU Integration test plan
                          - Action point list

13   [*] G CDR            - Critical design review package        Deliverables are           Endwave        [*]
                          - Critical design review report         received and approved
                          - Action point list                     by Nokia Action points
                                                                  completed

14   [*] G DV units       - [*] pcs [*] G DV units                Deliverables are           Endwave        [*]
                            -[*] [*]band                          received and approved
                            -[*] [*] band                         by Nokia Action points
                          - DV Test report (total [  pcs)         are completed Units
                            -MWU test report                      tested and
                            -Integration test report

REVISION: 02                                            PART NUMBER: 120336-01
                                                             PAGE 9 OF 19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
NO.  DESCRIPTION          DELIVERABLES                           COMPLETION CRITERIA        RESPONSIBLE    DUE DATE       STATUS
---  -----------          ------------                           -------------------        -----------    --------       ------
                                                                 passed DV test plan.
                                                                 Units are fully spec
                                                                 compliant

15   [*] G E4 milestone   - Final Product Definition             Deliverables are           Endwave        [*]
                          - Final Design documentation           received and approved
                            package                              by Nokia Action points
                          - Process validation (PV) plan         completed Full
                            -MWU test plan                       compliance to
                            -Nokia MWU Integration test plan     environmental
                          - Processes under validation           requirements
                          - Updated Manufacturing plan
                            -Control plan
                            -Production recovery plan
                            Forecasting/order procedure
                          - Final Environmental requirement
                            report
                            -Statement of Conformance to
                            Nokia Substance List
                            -Nokia Material Data form
                          - Updated risk management plan
                          - Cost driver report
                          - Action point list

16   [*] G PV units       - [*] pcs [*] G PV units               Deliverables are           Endwave        [*]
                            -[*] [*]band                         received and approved
     1st delivery           -[*] [*]band                         by Nokia Action points
                          - PV Test report                       are completed Units
                            -MWU test report                     tested and passed PV
                            -Integration test report             test plan. Units are fully
                                                                 spec

REVISION: 02                                            PART NUMBER: 120336-01
                                                             PAGE 10 OF 19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
NO.  DESCRIPTION          DELIVERABLES                           COMPLETION CRITERIA        RESPONSIBLE    DUE DATE       STATUS
---  -----------          ------------                           -------------------        -----------    --------       ------
                                                                 compliant

17   [*] G PV units       - [*] pcs [*] G PV units               Deliverables are           Endwave        [*]
                            -[*] [*]band                         received and approved
     2ndt delivery          -[*] [*]band                         by Nokia Action points
                          - PV Test report                       are completed Units
                            -MWU test report                     tested and passed PV
                            -Integration test report             test plan. Units are fully
                                                                 spec compliant

18   [*] G PV units       - [*] pcs [*] G PV units               Deliverables are                          [*]
                            -[*] [*]band                         received and approved
     3rd delivery           -[*] [*]band                         by Nokia Action points
                          - PV Test report                       are completed Units
                            -MWU test report                     tested and passed PV
                            -Integration test report             test plan. Units are fully
                                                                 spec complaint

19   [*] G E5 milestone   - Updated Manufacturing plan           Deliverables are           Endwave        [*]
                            -Updated control plan                received and approved
                          - -Manufacturing documentation         by Nokia Action points
                            package (Manufacturing               completed Full
                            information)                         compliance to
                          - Updated Risk management plan         environmental
                          - Logistic model parameters            requirements
                            (Min/max values, stock
                            implementation plan)
                          - Cost driver report

REVISION: 02                                            PART NUMBER: 120336-01
                                                             PAGE: 11 OF 19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
NO.  DESCRIPTION               DELIVERABLES                           COMPLETION CRITERIA        RESPONSIBLE    DUE DATE    STATUS
---  -----------               ------------                           -------------------        -----------    --------    ------
                               - Action point list

     [*] GHZ

20   [*] G E2 milestone        - Updated Product Definition           Deliverables are           Endwave        [*]
                               - Design documentation package         received and approved
     (Combined E2 and E3         (Please see Project Plan for more    by Nokia Action points
     milestone. No               detail)                              completed
     prototypes are build in   - Updated Project Plan, Milestone
     this development)           Schedule and Risk Management
                                 Plan
                               - Reliability validation plan
                                 -Derating requirements and table of
                                 results
                                 -Definition of FIT analysis and
                                 calculation results
                                 -Definition of Thermal analysis and
                                 analysis results
                                 -Environmental test plan
                                 -Reliability test plan
                               - Manufacturing Plan
                                 -Manufacturability
                                 -Implementation plan
                                 -Production process flow, layout and
                                 machinery
                                 -Flexibility and leadtimes
                                 -Ramb-up plan
                                 -Production responsibles
                               - BOM

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                                                             PAGE: 12 OF 19

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COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

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
NO.  DESCRIPTION            DELIVERABLES                              COMPLETION CRITERIA       RESPONSIBLE    DUE DATE     STATUS
---  -----------            ------------                               -------------------      -----------    --------     ------
                              -All parts and materials listed. See
                              project plan for more detail
                            - Cost driver report
                            - Design validation (DV) plan
                              -MWU test plan
                              -Nokia MWU Integration test plan
                            - Action point list

21   [*] G CDR              - Critical design review package          Deliverables are          Endwave        [*]
                            - Critical design review report           received and approved
                            - Action point list                       by Nokia
                                                                      Action points are
                                                                      completed

22   [*] G DV units         - [*] pcs [*] G DV units                  Deliverables are          Endwave        [*]
                              -[*] [*]band                            received and approved
                              -[*] [*]band                            by Nokia
                            - DV Test report (total [*] pcs)          Action points are
                              -MWU test report                        completed
                              -Integration test report                Units tested and passed
                                                                      DV test plan.
                                                                      Units are fully spec
                                                                      complaint

23   [*] G E4 milestone     - Final Product Definition                Deliverables are          Endwave        [*]
                            - Final Design documentation              received and approved
                              package                                 by Nokia
                            - Process validation (PV) plan            Action points are
                              -MWU test plan                          completed
                              -Nokia MWU Integration test plan        Full compliance to
                            - Processes under validation              environmental
                            - Process capability study

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                                                             PAGE:f 13 OF 19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
NO.  DESCRIPTION            DELIVERABLES                              COMPLETION CRITERIA       RESPONSIBLE    DUE DATE     STATUS
---  -----------            ------------                              -------------------       -----------    --------     ------
                            -  Updated Manufacturing plan             requirements
                              -Control plan
                              -Production recovery plan
                              Forecasting/order procedure
                            - Final Environmental requirement
                              report
                              -Statement of Conformance to Nokia
                              Substance List
                              -Nokia Material Data form
                            -  Updated risk management plan
                            -  Cost driver report
                            - Action point list
24   [*] G PV units         - [*] pcs [*] G PV units                  Deliverables are          Endwave        [*]
                              -[*] [*]band                            received and approved
     1st delivery             -[*] [*]band                            by Nokia
                            - PV Test report                          Action points are
                              -MWU test report                        completed
                            - Integration test report                 Units tested and passed
                                                                      PV test plan.
                                                                      Units are fully spec
                                                                      compliant
25   [*] G PV units         - [*] pcs [*] G PV units                  Deliverables are          Endwave        [*]
                              -[*] [*]band                            received and approved
     2ndt delivery            -[*] [*]band                            by Nokia
                            - PV Test report                          Action points are
                              -MWU test report                        completed
                              -Integration test report                Units tested and passed
                                                                      PV test plan.
                                                                      Units are fully spec
                                                                      compliant

REVISION: 02                                            PART NUMBER: 120336-01
                                                             PAGE 14 OF 19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
NO.  DESCRIPTION               DELIVERABLES                            COMPLETION CRITERIA       RESPONSIBLE    DUE DATE     STATUS
---  -----------               ------------                            -------------------       -----------    --------     ------
26   [*] G PV units            - [*] pcs [*] G PV units                Deliverables are          Endwave        [*]
                                 -[*] [*]band                          received and approved
                                 -[*] [*]band                          by Nokia
                               - PV Test report                        Action points are
                                 -MWU test report                      completed
                                 -Integration test report              Units tested and passed
                                                                       PV test plan.
                                                                       Units are fully spec
                                                                       compliant

27   [*] G E5 milestone        - Updated Manufacturing plan            Deliverables are          Endwave        [*]
                                 -Updated control plan                 received and approved
                                 -Manufacturing documentation          by Nokia
                                 package (Manufacturing                Action points are
                                 information)                          completed
                               - Updated Risk management plan          Full compliance to
                               - Logistic model parameters             environmental
                               (Min/max values, stock implementation        requirements
                               plan)
                               - Cost driver report
                               - Action point list
     [*] GHZ

27   [*] G E2 milestone        - Updated Product Definition            Deliverables are          Endwave        [*]
                               - Design documentation package          received and approved
     (Combined E2 and E3         (Please see Project Plan for more     by Nokia Action points
     milestone. No               detail)                               completed
     prototypes are build in   - Updated Project Plan, Milestone
     this development)           Schedule and Risk Management

REVISION: 02                                            PART NUMBER: 120336-01
                                                             PAGE 15 OF 19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
NO.  DESCRIPTION           DELIVERABLES                               COMPLETION CRITERIA       RESPONSIBLE    DUE DATE     STATUS
---  -----------           ------------                               -------------------       -----------    --------     ------
                           - Plan

                           - 9Reliability validation plan
                             -Derating requirements and table of
                             results
                             -Definition of FIT analysis and
                             calculation results
                             -Definition of Thermal analysis and
                             analysis results
                             -Environmental test plan
                             -Reliability test plan
                           - Manufacturing plan
                             -Manufacturability
                             -Implementation plan
                             -Production process flow, layout and
                             machinery
                             -Flexibility and leadtimes
                             -Ramp-up plan
                             -Production responsibles
                           - BOM
                             -All parts and materials listed. See
                             project plan for more detail
                           - Cost driver report
                           - Design validation (DV) plan
                             -MWU test plan
                             -Nokia MWU Integration test plan
                           - Action pint list

29   [*] G CDR             - Critical design review package           Deliverables are          Endwave        [*]
                           - Critical design review report            received and approved

REVISION: 02                                            PART NUMBER: 120336-01
                                                             PAGE: 16 OF 19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
NO.  DESCRIPTION           DELIVERABLES                            COMPLETION CRITERIA       RESPONSIBLE    DUE DATE     STATUS
---  -----------           ------------                            -------------------       -----------    --------     ------
                           - Action point list                     by Nokia
30   [*] G DV units        - [*] pcs [*] G DV units                Deliverables are          Endwave        [*]
                             -[*] [*]band                          received and approved
                             -[*] l[*] band                        by Nokia
                           - DV Test report (total 20 pcs)         Action points are
                             -MWU test report                      completed
                             -Integration test report              Units tested and passed
                                                                   DV test plan.
                                                                   Units are fully spec
                                                                   compliant

31   [*] G E4 milestone    - Final Product Definition              Deliverables are          Endwave        [*]
                           - Final Design documentation package    received and approved
                           - Process validation (PV) plan          by Nokia Action points
                             -MWU test plan                        completed
                             -Nokia MWU Integration test plan      Full compliance to
                           - Processes under validation            environmental
                           - Process capability study              requirements
                           - Updated Manufacturing plan
                             Control plan
                             -Production recovery plan
                             Forecasting/order procedure

                           - Final Environmental requirement

                             report

                             -Statement of Conformance to Nokia

                             Substance List
                             -Nokia Material Data form

                           - Updated risk management plan
                           - Cost driver report

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                                                             PAGE 17 OF 19

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
NO.  DESCRIPTION           DELIVERABLES                         COMPLETION CRITERIA       RESPONSIBLE    DUE DATE     STATUS
---  -----------           ------------                         -------------------       -----------    --------     ------
                           - Action point list

32   [*] G PV units        - [*] pcs [*] G PV units             Deliverables are          Endwave        [*]
                             -[*] [*]band                       received and approved
     1st delivery            -[*] [*]band                       by Nokia
                                                                Action points are

                           - PV Test report
                                                                completed

                             -MWU test report
                                                                Units tested and passed
                             -Integration test report

                                                                DV test plan.
                                                                Units are fully spec
                                                                compliant

33   [*] G PV units        - [*] pcs [*] G PV units             Deliverables are          Endwave        [*]
                             -[*] [*]band                       received and approved
     2nd delivery            -[*] [*]band                       by Nokia
                                                                Action points are

                           - PV Test report
                                                                completed

                             -MWU test report
                                                                Units tested and passed
                             -Integration test report

                                                                DV test plan.
                                                                Units are fully spec
                                                                compliant

34   [*] G PV units        - [*] pcs [*] G PV units             Deliverables are          Endwave        [*]
                             -[*] [*]band                       received and approved
     3rd delivery            -[*] l[*] band                     by Nokia
                                                                Action points are

                           - PV Test report
                                                                completed

                             -MWU test report
                                                                Units tested and passed
                             -Integration test report

                                                                DV test plan.
                                                                Units are fully spec
                                                                compliant

35   [*] G E5 milestone    - Updated Manufacturing plan         Deliverables              Endwave        [*]

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
NO.  DESCRIPTION           DELIVERABLES                             COMPLETION CRITERIA       RESPONSIBLE    DUE DATE     STATUS
---  -----------           ------------                             -------------------       -----------    --------     ------
                             -Updated control plan                  received and approved
                             -Manufacturing documentation           by Nokia Action points
                             package (Manufacturing information)    completed
                           - Updated Risk management plan
                           - Logistic model parameters
                            (Min/max values, stock implementation
                            plan)
                           - Cost driver report
                           - Action point list

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

                               NOKIA [*]RISK PLAN
                            DATA AS OF 12 AUGUST 2003

1    Medium  0.84  NA   [*]  [*]  0.6  0.5  0.9  1.0  0.3 0.1  0.3  0.9  [*]  [*]  [*]   [*]   Open   12-Aug-03

3    Medium  0.84  NA   [*]  [*]  0.7  0.6  0.7  1.0  0.3 0.1  0.5  0.7  [*]  [*]  [*]   [*]   Open   12-Aug-03

2    Medium  0.83  NA   [*]  [*]  0.3  0.5  0.9  1.0  0.3 0.1  0.7  0.9  [*]  [*]  [*]   [*]   Open   12-Aug-03

8    Medium  0.82  NA   [*]  [*]  0.8  0.5  0.5  1.0  0.1 0.7  0.7  0.3  [*]  [*]  [*]   [*]   Open   12-Aug-03

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AMENDED.

                               NOKIA [*]RISK PLAN
                            DATA AS OF 12 AUGUST 2003

10    Medium  0.82  NA  [*]   [*]   0.7  0.4  0.7  1.0  0.1  0.9  0.3  0.5  [*]  [*]  [*]    [*]   Open   12-Aug-03

11    Medium  0.82  NA  [*]   [*]   0.8  0.6  0.6  0.6  0.1  0.1  0.5  1.0  [*]  [*]  [*]    [*]   Open   12-Aug-03

 4    Medium  0.82  NA  [*]   [*]   0.7  0.7  0.8  0.1  0.1  0.1  0.3  1.0  [*]  [*]  [*]    [*]   Open   12-Aug-03

 9    Medium  0.82  NA  [*]   [*]   0.7  0.5  0.7  1.0  0.1  0.1  0.3  1.0  [*]  [*]  [*]    [*]   Open   12-Aug-03

 7    Medium  0.77  NA  [*]   [*]   0.7  0.2  0.8  1.0  0.1  0.1  0.3  0.8  [*]  [*]  [*]    [*]   Open   12-Aug-03

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AMENDED.

                               NOKIA [*]RISK PLAN
                            DATA AS OF 12 AUGUST 2003

5     Medium  0.71  NA  [*]   [*]   0.5  0.5  0.3  0.8  0.1  0.1  0.5   0.9   [*]  [*]  [*]  [*]  Open   12-Aug-03

6     Medium  0.66  NA  [*]   [*]   0.8  0.3  0.3  0.5  0.1  0.1  0.2   0.9   [*]  [*]  [*]  [*]  Open   12-Aug-03

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                         NOKIA [*]DEVELOPMENT AGREEMENT
                            APPENDIX 3 - PROJECT PLAN

                     NOKIA DEVELOPMENT CONTRACT - ESLN03T733

                                UNCONTROLLED COPY

       Except as may be otherwise provided by contract, this document or specification is the proprietary and confidential property of EndWave
  Corporation. It is issued in strict confidence and shall not be reproduced or copied or used (partially or wholly) in any manner without prior, express\
                  written authorization of EndWave Corporation.

              [*], VP, Account Sales                      DATE: 8/7/03

              [*], Director, Quality Assurance            DATE: 8/7/03

APPROVALS     [*], VP, Product Development                DATE: 8/7/03

              [*], Engineering Project Manager            DATE: 8/7/03

                                REVISION HISTORY

REVISION                ECN               APPROVAL                 DATE
   01                  5147
   01                  5158

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1.0 PURPOSE

      The purpose of this document is to define and document the requirements of Appendix 3 for the Development Agreement (DA) between Nokia Networks and Endwave Corporation. This DA serves to develop a series of Microwave Units
      (MWUs) for use in the Nokia [*]and [*]products at [*] GHz, [*] GHz, [*] GHz, and [*] GHz. The [*]MWUs shall meet the class 2 level design requirements as called out in Nokia's "[*] GHz Integrated Microwave Unit Specifications", referenced below.

      The purpose of Appendix 3 is to define the Project Plan for the development of the [*]MWUs by Endwave. This plan will be written to fulfill the requirements of both Nokia Networks APQP and Endwave's Full Scale Design and Development Control Procedure.

2.0 REFERENCE DOCUMENTS

Document #                  Revision     Title
118646-01                   Rev. 09      Full Scale Design and Development Control Procedure
118646-02                   Rev. 03      Phase I Exit Criteria Checklist
118646-03                   Rev. 03      Phase 2A Exit Criteria Checklist
118646-08                   Rev. 03      Phase 2B Exit Criteria Checklist
118646-04                   Rev. 04      Phase 3 Exit Criteria Checklist
118646-05                   Rev. 03      Phase 4 Exit Criteria Checklist
118646-06                   Rev. 01      Phase 5 Exit Criteria Checklist
118646-07                   Rev. 03      Design Review Record
118646-09                   Rev. 01      Development Process Modification Record
                            Rev. 3.2     Nokia Networks MW - Module Project APQP Requirements
133-004238_01               2.00a        Nokia MWU Integration Test Plan
E10014774QE_E0              2.00a        [*] GHz Integrated Microwave Unit Specifications
120424-01                   Rev. 02      Endwave Corporation Project Schedule for the [*]project
120427-01                   Rev. 02      [*]Risk Analysis

3.0 APPENDIX 3 - PROJECT PLAN

3.1 PROJECT SCOPE

      The objective of this project is to redesign the [*] currently produced by Endwave to meet the performance requirements as defines in Nokia specification E10014774QE_E0. [*] wave bands, [*], and [*] GHz, are to be redesigned in this effort. The [*]MWUs shall meet the class 2 level design requirements. Each design will be form factor compliant with the current production MWU's. The project will include a software development effort to support

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      integration testing and qualification of the new MWU's in the [*]. Radio testing will be done to a depth and level mutually agreed to during the development effort.

      The integration test software at Endwave shall meet the requirements of Nokia MWU Integration Test Plan, document number 133-004238_00. Minor modifications are planned to the production test sets to incorporate new testing capability per the [*]specification. These changes will be defined during the development effort.

      The [*]MWU's shall be designed to conform with Nokia specific and new EU environmental directive (ROHS, WEE) requirements defined in Appendix 6. Implementation of all environmentally safe materials and processes shall occur in phases, and will fulfill the requisite timetables. For example, lead free PCB finish will be implemented in the initial design phase. Lead free solder and components will be incorporated at some secondary phase.

      Endwave does not expect the need to qualify any new processes for this design. Any changes in processes for the product are processes either Endwave or a subcontractor of Endwave has already qualified for use on standard product designs. Therefore, the only testing required on a new/changed process will be to ensure unit performance using the new process.

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3.2 ORGANIZATION OF THE PROJECT

                                  [FLOW CHART]

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3.3 PROJECT MANAGEMENT

3.3.1 PRODUCT DEVELOPMENT PROCESS

      A gate process will be used for the development of the [*]product. This process will follow both the Endwave Corporation Full Scale Design and Development Control Procedure, 118846-01, and the Nokia Networks MW - Module Project APQP Requirements. Both processes contain 6 steps for the development and production launch of a new product. The table below list 6 typical steps to product development and how the phases Nokia's development approach correlate to Endwave's approach.

Step      Phase Name                      Nokia Phase           Endwave Phase
----      ----------                      -----------           -------------
 1      Development Planning               Phase 1                 Phase 1
 2      Engineering Design                 Phase 2                 Phase 2A
 3      Engineering Verification           Phase 3                 Phase 2B
 4      Design Validation                  Phase 4                 Phase 3
 5      Production Validation              Phase 5                 Phase 4
 6      Production Ramp                    Phase 6                 Phase 5

      The scope and deliverables of each project phase is defined in the respective process plan(s), greater clarification of each phase is outlined later in this document. The following provides a high level overview of scope for each phase as it pertains to the [*]development project.

3.3.1.1 STEP I - DEVELOPMENT PLANNING / SUPPLIER QUALIFICATION

      During this phase a development agreement will be generated. This agreement will define how Nokia Networks and Endwave Corporation will work together in the development of the [*]product as described in the Project Scope section above. At the end of this phase both parties will mutually agree on a contractual Development Agreement, Product Definition, Project Plan, Project Milestone Deliverables, Quality Plan, Business Model, Environmental Model, and Contact List.

3.3.1.2 STEP 2 - ENGINEERING DESIGN / MIN - MODULE ARCHITECTURE AND DESIGN

      A development phase of the project where engineering design and analysis is conducted with the goal of meeting the product performance requirements. At the completion of this phase, a completed design of the MWUs will be done to a level to build Design Validation units.

3.3.1.3 STEP 3 - ENGINEERING VERIFICATION / PROTOTYPE PHASE

      Typically during this phase, prototype units are assembled and tested to verify their performance against expected performance based on analysis. On this project no prototype units will be assembled and tested. This phase will not be performed and any pertinent deliverables will be moved to another phase as detailed in later in this document and Appendix 2.

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3.3.1.4 STEP 4- DESIGN VALIDATION / DESIGN VALIDATION (DV)

      During the design validation phase, [*] yielded units per band ([*]) will be built and tested. These units will be put through varies test as planned to validate their performance against the Nokia Specification. At the completion of Integration Testing at Endwave. [*] of the units ([*]) will be delivered to Nokia for system testing at Nokia in the [*]system. The project schedule/plan has allotted [2] weeks for the integration testing at Endwave. As well, the project schedule/plan has allotted [*] weeks for shipping, testing, analysis of the data, and responding to Endwave acceptance of the design. The total number of DV units built across the [*] bands will be [*] units, of which [*] units will be delivered to Nokia. The table below indicate the ship timeline for the delivery of the DV units.

3.3.1.5 STEP 5 - PRODUCTION VALIDATION / PROCESS VALIDATION

      The PV phase will consist of a larger pre-production lot size and will provide statistical yield analysis on all parameters to be measured in production. Integration testing based on a mutually agreed to integration test plan will also be included in this phase on a sample basis. [*] units from each of the four bands ([*]) will be supplied to Nokia. The total number of delivered PV units will be [*] each covering all [*] bands.

                                                                    [*]
             Name                May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  Jan  Feb  Mar  Apr  May  Jun  July  Aug  Sep  Oct  Nov  Dec
Product Shipments

 [*] GHz
     Start DV Integration Test
     DV ([*] units)
     PV ([*] units)
         Ship [*] Units
         Ship [*] Units
         Ship [*] Units
 [*] GHz
     Start DV Integration Test
     DV ([*]units)
     PV ([*] units)
         Ship [*] Units
         Ship [*] Units                                                                  *
         Ship [*] Units
 [*] GHz
     Start DV Integration Test
     DV ([*] units)
     PV ([*] units)
         Ship [*] Units
         Ship [*] Units
         Ship [*] Units
 [*] GHz
     Start DV Integration Test
     DV ([*] units)
     PV ([*] units)
         Ship [*] Units
         Ship [*] Units
         Ship [*] Units

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3.3.2 PROJECT REVIEWS

      Monthly project reviews will be held throughout the development effort. Endwave shall hold these monthly to review progress of technical, cost, and schedule issues. A monthly report will also be delivered to Nokia via e-mail using an agreed to format.

3.4 PROJECT DESIGN AND MILESTONE REVIEWS

      During the development of the [*]product, design reviews will be held as mutually agreed necessary. At a minimum a Preliminary Design Review and a Critical Design Review shall be held for each band and an Exit Reviews by band. The following shows dates for the mandatory design reviews and Exit Gate Reviews.

             Name                May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  Jan  Feb  Mar  Apr  May  Jun  July  Aug  Sep  Oct  Nov  Dec
Design Reviews
[*] GHz
    PDR
    CDR
[*] GHz
    PDR                                                               *
    CDR
[*] GHz
    PDR
    CDR
[*] GHz
    PDR
    CDR

                      Preliminary & Critical Design Reviews

             Name                May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  Jan  Feb  Mar  Apr  May  Jun  July  Aug  Sep  Oct  Nov  Dec

Gate/Milestones
[*] GHz
    P1 Exit - E1
    P2 Exit - E2
    P4 Exit - E4
    P5 Exit - E5

[*] GHz
    P1 Exit - E1
    P2 Exit - E2
    P4 Exit - E4
    P5 Exit - E5                                  *

[*] GHz
    P1 Exit - E1
    P2 Exit - E2
    P4 Exit - E4
    P5 Exit - E5

[*] GHz
    P1 Exit - E1
    P2 Exit - E2
    P4 Exit - E4
    P5 Exit - E5

                          Project Gate Reviews by Band

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3.5 PROJECT DELIVERABLES

      Appendix 2 list the deliverables; in a check list format for the project, their delivery dates, completion criteria, responsible party, due date, and status. This section serves to better define those deliverables as they apply to the HDR effort, the expected content, list assumptions when appropriate, and clarify items that are not applicable to this development effort. Some deliverables are delivered, and then delivered later in the project as an update. For those updated deliverables that do not have additional scope, the definition of the deliverable is defined for it's first delivery with the same level on content to be delivered in subsequent deliveries.

3.5.1 SUPPLIER QUALIFICATION & CONTRACTING - MILESTONE E1

3.5.1.1 DEVELOPMENT AGREEMENT

      A development agreement will be generated and agreed to between Endwave Corporation and Nokia Networks.

3.5.1.2 DEVELOPMENT AGREEMENT EXHIBITS

      Several appendices will be generated in support of the DA. Below is a list of these appendices to support the DA.

      APPENDIX 1 Product definition including specifications
      APPENDIX 2 Milestone schedule
      APPENDIX 3 Project plan
      APPENDIX 4 Quality requirements
      APPENDIX 5 Business model
      APPENDIX 6 Mandatory environmental requirements
      APPENDIX 7 Contact list

3.5.2  MW MODULE ARCHITECTURE & DESIGN - MILESTONE E2

3.5.2.1  DESIGN DOCUMENTATION

      Endwave will generate a documentation package as follows.

      - A complete detailed drawing package of the MWU for review at Endwave's facility.

      - System level lineup analysis showing the anticipated performance of the MWU and expected variations due to temperature and chip lot to lot variations.

      - Information on MMICs used to the level of a typical vendor data sheet.

      -     An updated compliance matrix noting any non-compliant issues.

      - FMEA may be performed on any areas of mutually agreed to concerns as possible failure modes or quality issues.

RELIABILITY VALIDATION

FIT ANALYSIS

      Endwave will generate a MTBF analysis for the MWU and deliver a report showing the design meets specification for reliability.

      The MTBF calculations for new [*]transceivers will be performed to the requirements of Bellcore TR-332, with an environment [*], and a mounting surface temperature of [*].

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      Under this reliability study, the transceiver will consist of a [*] using conventional [*] and a [*] and other [*] mounted on a [*]. Thermal analysis for this assembly will assume [*].

      The individual MMIC devices will be analyzed at [*] using a [*] based on the total [*]. The resulting [*] for each chip will then be used to calculate the [*] used for the [A*] entered in the [*].

3.5.2.2.2 THERMAL ANALYSIS

      Endwave Corporation will provide a [*]values for all RF components. Devices will be assumed to be operating at a maximum power load and at a base plate temperature of [*]. Where available [*]will be arrived at using the manufacturer's thermal conductivity coefficient and power dissipation. Where no known thermal conductivity is known, a value based on [*]will be used.

3.5.2.2.3 MECHANICAL QUALIFICATION TESTING

      Endwave will perform extensive reliability and environmental tests in order to fully qualify the [*]product. Reliability and Environmental plans will be combined into one with the following specific tests to be performed.

      - Storage and Operation in high and low temperature cycling environments. (Temperatures may range from [*])

      - Non-Operation rapid thermal cycling between high and low temperatures. (Temperatures may range from [*])

      - Non-Operation vibration and thermal shock. (Combination of sine and random profiles based on ETS standards)

      -     Combined Environmental test of rapid thermal cycling and vibration.
            ([*])

      -     Accelerated aging at [*] and for duration of no less than [*].

      -     Humidity testing will be performed per [*].

      Test plans will include a detail description of test to be performed, number of units tested under each environment, serial numbers of transceivers tested, and acceptance criteria for each test.

      Endwave believes by completing these test in conjunction with test to be performed for electrical performance and unit integration test, all of the environmental and reliability test requirements will be met.

3.5.2.2.4 FMEA

      At this time no FMEA is will be performed on this effort. FMEA may be performed on any areas of mutually agreed to concerns of possible failure modes or quality issues. If the need for such an analysis be required then it will be added to the project schedule.

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AMENDED.

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3.5.2.3 MANUFACTURING PLAN

      A manufacturing plan will be generated for the [*]product. For this first delivery the following will be included in the plan.

      -     Design manufacturability

            - Design for testability (level of automation)

            - Design for assembly (level of automation)

            - Design flexibility (parts and material control between variants)

            - Yield targets o Production line implementation plan (schedule)

      -     Preliminary production process flow

      -     Preliminary layout and machinery

      - Production flexibility, lead time targets, etc. (module / component level)

      -     Stock replenishment capability

3.5.2.3.1 PFMEA

      At this time no PFMEA is will be performed on this effort. PFMEA may be performed on any areas of mutually agreed to concerns of possible failure modes or quality issues. If the need for such a analysis be required then it will be added to the project schedule.

3.5.2.4  BOM

      Endwave will provide for review at their facility a complete and detailed BOM of the MWU. The BOM will highlight what components are determined to be sole source, application/customer specific, long lead, quality risk, low yield, or supplier risk.

3.5.2.5  COST DRIVER REPORT

      Endwave is obligated to notify any changes in material costs (bill of material) labor costs assembly/test cost and all other factors which have an effect on the product pricing. These changes shall be reviewed if so requested by either party.

3.5.2.6  RISK MANAGEMENT PLAN

      Endwave will generate a risk management plan. This plan will define the risk, assign a risk factor based on consequence and probability, the trigger point, determine the impact to the project, and discuss a mitigation plan.

3.5.2.7  PRELIMINARY DESIGN REVIEW

      A Preliminary Design Review (PDR) will be held at Endwave's facility. This PDR will cover the technical approach of all [*] bands and project plan at that point in time.

3.5.2.8 DESIGN VALIDATION (DV) PLAN

      The DV plan will be written in Phase 2 of the project and will be delivered as part of the E2 deliverables. This plan will be based on a test matrix describing the test to be performed, what number of units are to be measured, and the parameters to be tested.

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COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

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3.5.3 DESIGN VALIDATION (DV) - E4 MILESTONE

3.5.3.1 DV UNITS DELIVERED

      [*] units from each of the [*] bands ([*]) will be supplied to Nokia as detailed in the project plan. Therefore the total number of delivered DV units will be [*] each.

3.5.3.2 DV REPORT

      A DV report will be provided with the following information.

      - A product capability analysis report for each of the bands. This report will contain the measured performance of approximately [*] units and statistical analysis of the data.

      - Data and or plots of unit performance over temperature. Number of units per band is approximately [*] each ([*]).

      - Plots and data from Integration Testing using the Nokia Flexihopper test setup. This testing will include qualification in [*].

      - Mechanical Qualification Report If any new processes are required, a Process Capability analysis will be generated as part of this deliverable.

3.5.3.3  PROCESS VALIDATION (PV) PLAN

      A PV plan will be written. This plan will be based on a test compliance matrix describing the test required for PV. This matrix will also cover the number of units to be measured, and the parameters to be tested. As well as engineering test, some number of units will be tested using the Integration Test Set developed as part of this effort. Units will be tested for performance in both [*] systems as mutually agreed too.

3.5.3.3.1 PROCESS CAPABILITY STUDY

      A list of any and all new process(s) to Endwave will be provided as well as a plan for qualification of identified new process(s).

3.5.3.4 MANUFACTURING PLAN

      The manufacturing plan will be updated as need and the following content will be added for the [*]development effort:

      -     Control Plan

            -     Including measures of critical parameters and features

      -     Production Recovery Plan (Nokia Supplier Requirement)

      -     Capacity / Ramp -up Schedule

      -     Forecasting / Order Procedure for Incoming Material

3.5.3.4.1 MANUFACTURING INFORMATION

      At the completion of this gate, all pertinent information to manufacture MWUs as mutually agreed will be stored on to a CD. This information will be handled and stored as agreed to in the Development Agreement.

3.5.3.5 SHIPPING PACKAGING EVALUATION AND APPROVAL BY NOKIA

      Not applicable to this project due to similarity to the current production [*] product. The packaging and marking of the product will follow the same as used on the [*] today. Any slight variations to the specifics to the printing on the labels will be addressed as required through the weekly meetings.

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COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

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3.5.3.6 ENVIRONMENTAL REQUIREMENTS

      Information will be provided as required, in Nokia's format, in order to meet environmental requirements. Please reference Appendix 6 for more detail.

3.5.3.7 CRITICAL DESIGN REVIEW

      Due to the fact the this Prototype Phase is not being performed, the Critical Design Review will be held during the Design Validation phase.

3.5.4 PROCESS VALIDATION (PV) - E5 MILESTONE

3.5.4.1 PV UNITS DELIVERED

      [*] units from each of the [*] bands ([*]) will be supplied to Nokia as detailed in the project plan. Therefore the total number of delivered DV units will be [*] each for the entire HDR project.

3.5.4.2 PV REPORT

      A PV report will be provided with the following information.

      - A product capability analysis report for each of the bands. This report will contain the measured performance of approximately [*] units and statistical analysis of the data.

      - Data and or plots of unit performance over temperature. Number of units per band is [*].

      - Plots and data from Integration Testing using the Nokia [*] test setup. This testing will include qualification in [*] ODU systems.

      - If any new processes to Endwave are required, a Process Capability analysis will be generated as part of this deliverable.

3.5.4.3 NOKIA INBOUND LOGISTICS MODEL AGREED

      Model parameters are agreed on.

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AMENDED.

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3.6 PROJECT INTERFACES

In order to keep project flow smooth and continuous, the following defined interfaces are being established. These interfaces are the primary expected communication points; however, exchanges of communication are not to be limited to the designated interface or only to the following list.

ROLE /                            ENDWAVE CORPORATION                                   NOKIA NETWORKS
RESPONSIBILITY           NAME            PHONE           E-MAIL         NAME                 PHONE               E-MAIL
---------------          ----            -----           ------        ------                -----               ------
All Contractual
Discussions              [*]              [*]             [*]           [*]                   [*]                  [*]
[*]Program Contact       [*]              [*]             [*]           [*]                   [*]                  [*]
[*]Technical Interface   [*]              [*]             [*]           [*]                   [*]                  [*]
Integration Test Set
Contact                  [*]              [*]             [*]           [*]                   [*]                  [*]
[*]Program Ramp          [*]              [*]             [*]           [*]                   [*]                  [*]


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COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

[ENDWAVE LOGO]
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3.7 RESOURCE PLAN

3.7.1 PERSONNEL RESOURCE PLAN

      A resource plan identifying key personnel required to support this project has been generated. As part of defining the project team as shown in the section, Organization of the Project, each functional organization within Endwave was informed about the scope and timeline of the [*]development effort. During monthly Endwave internal project reviews, management of these various organizations will be updated about current and future needs of resources to support this project from kickoff to completion.

3.7.2 EQUIPMENT RESOURCE PLAN

      With the recent completion of the Nokia Block II effort, and the ongoing production of [*], no significant additional equipment resources have been identified, except to support the upgrade of the Integration Test station. This equipment has been identified and budgeted for in the project budget.

3.8 GANTT CHARTS

      As a means to track the progress of the development effort, a detailed project schedule has been generated in MS Project. A plot of the schedule in Gantt Chart format will be provided as an attachment to this document. This schedule will be updated regularly as required per the Endwave Full Scale Design and Development Process.

3.9 PROTOTYPE REVISION MATURITY AND TOTAL QUANTITY (PLAN)

      Not applicable since no prototype units will be built for this project.

3.10 CHIP LOTS AND REVISIONS USED

      This section covers new MMICs for the [*]project and addresses where they will come from in terms of lot and mask used. All unchanged MMICs will be kitted from Endwave's stock room as a standard part. [*] new MMICs are required across the [*] bands. In the building of the Design Validation units and Process Validation units, MMICs will be pulled from a collection of various engineering lots and production lots. Chips from the engineering lots will be fabricated on an engineering wafer mask. The following provides the anticipated plan for use of new MMICs:

DESIGN VALIDATION BUILD:

[*] GHz:

      -     PA MMIC, [*]- Engineering mask/lot

      -     VVA ([*] per MWU) MMIC, [*]-Engineering mask/lot

      -     VCO MMIC, [*]- Production parts / lot from [*]

[*] GHz:

      -     PA MMIC, [*]- Engineering mask/lot

      -     VVA ([*] per MWU), [*]MMIC -Engineering mask/lot

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AMENDED.

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      -     MPA MMIC, [*]- Engineering mask/lot

      -     VCO MMIC, [*]- Production parts / lot from [*]

[*] GHz:

      -     PA MMIC, [*]- Engineering mask/lot

      -     VVA ([*] per MWU), [*]MMIC- Engineering mask/lot

      -     MPA MMIC, [*]- Engineering mask/lot

      -     VCO MMIC, 7 - Production parts / lot from [*]

[*] GHz:

      -     PA MMIC, [*]- Engineering mask/lot

      -     VVA ([*] per MWU) MMIC, [*]- Engineering mask/lot

      -     Driver ([*] per MWU) MMIC, [*]- Engineering mask/lot

      -     Driver, ([*] per MWU) MMIC, [*]- Screened production parts lot from
            [*]

      -     VCO MMIC, [*]- Production parts / lot from [*]

PROCESS VALIDATION BUILD:

[*] GHz:

      -     PA MMIC, [*]- Production parts / lot(s) from [*]

      -     VVA ([*] per MWU) MMIC, - Production parts/ lot(s) from [*]

      -     VCO MMIC, - Production parts / lot from [*]

[*] GHz:

      -     PA MMIC, [*]- Production parts / lot(s) from [*]

      -     VVA ([*] per MWU), [*]MMIC -Production parts/ lot(s) from [*]

      -     MPA MMIC, - Production parts / lot(s) from [*]

      -     VCO MMIC, - Production parts / lot from[*]

[*] GHz:

      -     PA MMIC, [*]- Production parts / lot(s) from [*]

      -     VVA ([*] per MWU), [*]-Production parts/ lot(s) from [*]

      -     MPA MMIC, [*]- Production parts / lot(s) from [*]

      -     VCO MMIC, [*]- Production parts / lot(s) from [*]

[*] GHz:

      -     PA MMIC, [*]- Production parts / lot from [*]

      -     VVA ([*] per MWU) MMIC, [*]- Production parts / lot(s) from [*]

      -     Driver ([*] per MWU) MMIC, [*]- Production parts / lot(s) from [*]

      - Driver, ([*] per MWU) MMIC, [*]- Engineering mask/lot & Production parts / lot(s) from [*]

      -     VCO MMIC, [*]- Production parts / lot from [*]

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AMENDED.

[NOKIA LOGO]
                                                                            1(5)

Development Agreement No. [ESLN03T733]                   Confidential
Appendix [ 4 ]
Nokia Networks

3.11 PARTS AND MATERIALS USED

The design of the [*]product will be very similar to that of the current production [*] product. The new design will [*] to brass using an [*] on top for protection and [*]. A primarily [*]will attach to the carrier assembly. The PCB will use [*] similar to that of the current production product.

The [*] will change from the current [*] to a [*]. The [*] will be from a make up from what is used at Endwave on other products already. At the time of product launch, especially for the [*] & [*] GHz bands, Endwave will use [*] and/or solder in the final design configuration.

3.12 MANUFACTURING PROCESS(ES) USED

No new manufacturing process to Endwave / [*] will be used in the design of the [*] product. The new plating on the [*]PCB will be one that has been used at Endwave for over 10 years. As well, Endwave is considering a change of the material used for lamination of the[*]. Should this change occur, the material and process used will be one that has already been fully developed and qualified at Endwave.


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AMENDED.

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                        DEVELOPMENT AGREEMENT RELATING TO

                         THE DEVELOPMENT OF [*] GHZ MWUS

                                NOKIA CORPORATION
             (REPRESENTED THROUGH ITS NOKIA NETWORKS BUSINESS GROUP)

                                       AND

                               ENDWAVE CORPORATION

                        APPENDIX 4. QUALITY REQUIREMENTS

Version               Date              Prepared By              Modifications
-------               ----              -------- --              ------------
   A               28.1.2003               [*]                   First version
   B                9.6.2003               [*]                   Chapter 6, 8

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AMENDED.

[NOKIA LOGO]

                                                                            3(5)

Development Agreement No. [ESLN03T733]                   Confidential
Appendix [ 4 ]
Nokia Networks

                 QUALITY REQUIREMENTS AND WORKMANSHIP STANDARDS

1. QUALITY SYSTEM REQUIREMENTS

      Parts design development and planned manufacturing processes and their development shall follow the guidelines of the Endwave Quality System, which shall meet at a minimum, the applicable requirements of ISO 9001, Nokia Supplier Requirements and Nokia specific requirements as set forth in this appendix.

2. CHANGE MANAGEMENT

      Endwave is not entitled to change the Specification(s) (incl. customer specification(s), agreed upon internal specification (s) or the raw materials used in the Deliverable(s), when they affect any form, fit or function of the Part without a prior consent from Nokia.

      Any such Engineering Change Request during the project after Design Validation and/or Manufacturing Process Validation or any part thereof shall be brought forward to the Nokia Project Manager. Any such Engineering Change Request after the project final acceptance shall be brought forward to the agreed upon contact at Nokia.

3. QUALITY PLANNING ACTIVITIES

      A Project Plan shall be prepared for the design, prior to any major design change, and manufacturing development/change activity. Any such Project Plan shall be brought to Nokia's attention. The Project Plan shall include all APQP requirements set forth by Nokia. [*].

      Endwave shall ensure that all resources responsible for the Project Plan activities are available during the project and that all activity planning is in compliance with Nokia's targets. Endwave is responsible for reviewing the Project Plan status on a regular basis and updating it as necessary. Any deviation; from the plan shall be notified to Nokia.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
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COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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

[NOKIA LOGO]

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Development Agreement No. [ESLN03T733]        Confidential
Appendix [4]
Nokia Networks

4. CONTINUOUS QUALITY IMPROVEMENT

      The target for service, design and product delivery shall be defect free operations.

      Endwave shall generate plans for achieving such targets. These plans shall be available for Nokia review upon request.

      Endwave shall continuously monitor the improvement targets to verify the effectiveness of the improvement plans. Endwave shall be able to demonstrate of verification of results.

5. CONTROL PLAN

      All key process control parameters and key product characteristics shall be documented in product and product line specific, incl. subcontractor(s) Control Plans, which shall be available to Nokia upon request. Endwave shall update these Control Plans to continuously reflect the current manufacturing situation. The Control Plans shall form one basis for targeting specific continuous quality improvements.

6. QUALITY INSPECTION

      Endwave shall deliver defect free parts in accordance with the quality requirements, guidelines and standards set forth in clause 8 of this appendix. The LOCAL BUYER is entitled to perform incoming quality inspection on the part(s) before they are received to the consigned inventory and to return defected part(s) to Endwave.

      The LOCAL BUYER is entitled to perform quality inspection on the part(s) as they are taken from the consignment stock for production and to return the part(s) to the Endwave if they are found defected.

      If any defected part(s) is found in production at LOCAL BUYER the LOCAL BUYER is entitled to exchange any such part for a good part from the consignment stock at any time.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                                                            5(5)

Development Agreement No. [ESLN03T733]        Confidential
Appendix [4]
Nokia Networks

7. QUALITY REPORTING

            Endwave shall submit the following reports to Nokia on a continuous basis or upon request:

            REPORT / DOCUMENT                      FREQUENCY / DEADLINE
            -----------------                      --------------------
Control Plan (for each product and product                 TBD
 line, incl. subcontractor
Returns/claims status and corrective                       TBD
 action reports

8. PRODUCT SPECIFIC QUALITY REQUIREMENTS/QUALITY STANDARDS

      Endwave shall meet product specific quality requirements and follow the guidelines set forth in the following Nokia Quality Standards

      NEMS: NOKIA ELECTRONICS & MECHANICAL STANDARDS (instructions and standards for use in mechanical design and manufacture).

      NESS: NOKIA ELECTRONICS STANDARDS & SPECIFICATIONS.

      (instructions and standards that are to be adhered to when defining and using materials and electronic components).

      EAU/ EAR:

      (general Nokia standards relating to both electrical and mechanical sub-contract assembly).

      MIL (-STD): MILITARY STANDARD (US)

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

[NOKIA LOGO]

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Development Agreement No. [ESLN03T733]        Confidential
Appendix [4]
Nokia Networks

      APPLICATION

      HIGH FREQUENCY TRANSCEIVERS:

   MIL                 IPC
[*]                    [*]
[*]                    [*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

NEMS                            NESS                              EAU
[*]                             [*]                               [*]
                                [*]
                                [*]
                                [*]
                                [*]
                                [*]
                                [*]

Note 1: Notwithstanding the above, the use of [*].

9. DISCLAIMER

      Neither the presence of Nokia's representatives nor any express or implied acceptance of e.g. work, materials, components, equipment or method of manufacture nor the fact that Nokia or its representatives has not brought any defect or deficiency to the attention or Endwave or his representatives shall relieve Endwave from its obligations under this Appendix to perform according to and to meet all requirements set out in the Agreement or prejudice any warranty to Nokia under the Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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AMENDED.

[NOKIA LOGO]

                                                                            1(3)

Development Agreement No. [ESLN03T733]             Confidential
Appendix [5]
Nokia Networks

                        DEVELOPMENT AGREEMENT RELATING TO

                         THE DEVELOPMENT OF [*] GHZ MWUS

                                NOKIA CORPORATION
             (REPRESENTED THROUGH ITS NOKIA NETWORKS BUSINESS GROUP)

                                       AND

                               ENDWAVE CORPORATION

                           APPENDIX 5. BUSINESS MODEL

Version                      Date                    Prepared By               Modifications
-------                    --------                  -----------               -------------
   A                       1.5.2003                      [*]                   First version

   B                       9.6.2003                      [*]                   Chapter 1, 3

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HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                                                            2(3)

Development Agreement No. [ESLN03T733]        Confidential
Appendix [5]
Nokia Networks

BUSINESS MODEL FOR DEVELOPMENT AND MANUFACTURING OF [*] GHZ MICROWAVE UNITS

      1. DEVELOPMENT FEE

      The development fee payments are in accordance to the agreed Milestones.

[*] GHz E1                                 [*] USD
[*] GHz E1                                 [*] USD
[*] GHz E1                                 [*] USD
[*] GHz E1                                 [*] USD
[*] GHz E5                                 [*] USD
[*] GHz E5                                 [*] USD
[*] GHz E5                                 [*] USD
[*] GHz E5                                 [*] USD

      2. [*] GHZ PRICES

      DEVELOPMENT

Design Validation Units (DV)  - [*]  pcs per frequency band        [*] USD/Unit

Production Validation Units (PV) - [*]  pcs per frequency band     [*] USD/Unit

      Additional DV-Units shall be available for the price of [*] USD/Unit.

      NOT TO EXCEED PRICES FOR CUMULATIVE ORDER VOLUMES ([*] GHZ)

      [*] pcs                  [*] USD/Unit

      [*] pcs                  [*] USD/Unit

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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

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                                                                            3(3)

Development Agreement No. [ESLN03T733]        Confidential
Appendix [4]
Nokia Networks

      3. PRODUCT COST STRUCTURE

      Endwave is obligated to notify any changes in

      - material costs (bill of material)

      - labour costs

      - assembly/test cost

      and all other factors which have an effect on the Product pricing. These changes shall be reviewed if so requested by either Party.

      4. MINIMUM DELIVERY CAPABILITY, REQUESTED ACCORDING TO THE FORECAST AND ORDERING PROCEDURE, IS AS FOLLOWS ([*] GHZ COMBINED):

 YEAR                   [*]                  [*]                 [*]
 ----                   ---                  ---                 ----
Volume                 > [*]                > [*]               > [*]
capability             units/week           units/week          units/week

      This Agreement constitutes [*] Product(s) from Developer. Developer agrees, at Nokia's separate request, to sell Product(s) to Nokia in accordance with the Purchase Agreement. Any and all purchases under the Purchase Agreement are at all times [*].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                                                            1(7)

Development Agreement No. [ESLN03T733]        Confidential
Appendix [6]
Nokia Networks

                        DEVELOPMENT AGREEMENT RELATING TO

                         THE DEVELOPMENT OF [*] GHZ MWUS

                                NOKIA CORPORATION
             (REPRESENTED THROUGH ITS NOKIA NETWORKS BUSINESS GROUP)

                                       AND

                               ENDWAVE CORPORATION

          APPENDIX 6. MANDATORY ENVIRONMENTAL REQUIREMENTS FOR PRODUCTS

                        DELIVERED TO NOKIA NETWORKS (NET)

 Version                      Date                    Prepared By               Modifications
 -------                      ----                    -----------               -------------
Revision A                  1.5.2003                      [*]                   First version

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                                                            2(7)

Development Agreement No. [ESLN03T733]        Confidential
Appendix [6]
Nokia Networks

      TABLE OF CONTENTS

1.     Purpose and scope...........................................................................    3
2.     General.....................................................................................    3
3.     Requirements................................................................................    4
     3.1      Substances requirements..............................................................    4
       3.1.1       Nokia Substance List............................................................    4
       3.1.2       Material content information....................................................    4
     3.2      Solder requirements..................................................................    4
     3.3      Requirement of providing information on substances used in Product...................    5
     3.4      Requirement of symbol indicating need for separate collection........................    5
     3.5      Information on the Date of placing on the market.....................................    5
     3.6      Re-use and Recycling.................................................................    5
     3.7      Separate disassembly.................................................................    5
     3.8      Battery requirements.................................................................    6
       3.8.1       Substance requirement...........................................................    6
       3.8.2       Marking and documentation.......................................................    6
     3.9      Transportation packaging requirement.................................................    6
4.     Exhibites...................................................................................    7

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                                                            3(7)

Development Agreement No. [ESLN03T733]        Confidential
Appendix [4]
Nokia Networks

1. PURPOSE AND SCOPE

      This document describes the environmental requirements ("Environmental Requirements") which are mandatory according to the agreed upon schedule. These Environmental Requirements are applicable to any and all products delivered to Nokia by supplier (the "Product").

2. GENERAL

      Nokia Networks (NET) aims to minimise the environmental impacts of communication networks by systematically considering environmental issues in product design. The mandatory environmental requirements described in this document are based on NET environmental goal areas (e.g. environmentally relevant substances) and legislative requirements.

3. SCHEDULE AND DELIVERABLES OF REQUIREMENTS

NO.                  TASK AND DELIVERABLES                  RESPONSIBLE           DUE DATE
---                  ---------------------                  -----------           --------
1         Delivery of information, no compliance is               EW                 [*]
          required

          Delivery of "Statement of Conformance to Nokia Substance List"

2         Delivery of information, no compliance is               EW                 [*]
          required.

          Delivery of "Nokia Material Data form"

3         Full compliance to ROHS requirements                    EW                 [*]

          Update and delivery of "Statement of
          Conformance to Nokia Substance List"

          Update and delivery of "Nokia Material
          Data form"

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]
                                                                            4(7)

Development Agreement No. [ESLN03T733]        Confidential
Appendix [4]
Nokia Networks

4. REQUIREMENTS

4.1   SUBSTANCES REQUIREMENTS

4.1.1 Nokia Substance List

      All the products, parts and modules supplied to Nokia Networks shall be compliant with the Nokia Substance List (EXHIBIT A). Please read the cover letter carefully. Statement of Conformance to Nokia Substance List (EXHIBIT D) is delivered to Nokia according to schedules given in chapter 3.

            References

            - Proposal for a Directive of the European Parliament and of the Council on the restriction of the use of certain hazardous substances in electrical and electronic equipment (RoHS)

            -     other Nokia requirements

4.1.2 Material content information

      The supplier shall provide Nokia with [*]. Nokia Material Data Form is delivered to Nokia according to schedules given in chapter 3.

      When the Material Data Form is to be filled by a subcontractor of the supplier, all Nokia-logos and other Nokia-references must be deleted from the Material Data Form by the supplier prior to delivery of the Material Data Form to such subcontractor.

            References:

            - Proposal for a Directive of the European Parliament and of the Council on the restriction of the use of certain hazardous substances in electrical and electronic equipment (RoHS)

            - Proposal for a Directive of the European Parliament and of the Council on waste electrical and electronic equipment (WEEE)

            -     Nokia Substance List

4.2   SOLDER REQUIREMENTS

      Product shall in all respect be designed and manufactured to be compliant with lead-free process by [*]. Please find below the NET Leadfree Specification, which shall be used as a reference guideline, and information slideset.

         [NET LEADFREE SPEC. LOGO]     [LEADFREE UPDATE FOR SUPPLIERS LOGO]

            Reference:

            - Proposal for a Directive of the European Parliament and of the Council on the restriction of the use of certain hazardous substances in electrical and electronic equipment (RoHS)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                                                            5(7)

Development Agreement No. [ESLN03T733]        Confidential
Appendix [4]
Nokia Networks

4.3   REQUIREMENT OF PROVIDING INFORMATION ON SUBSTANCES USED IN PRODUCT

      Environmentally relevant substances and the information of their locations in the Product shall be stated in the product documents. Environmentally relevant materials are defined in the Nokia Substance List (please see chapter 3.1). Upon Nokia's request, but no sooner than [*], Seller shall provide material declaration for Product using the template in Exhibit C.

            Reference:

            - Proposal for a Directive of the European Parliament and of the Council on waste electrical and electronic equipment (WEEE)

            -     Nokia Substance List

4.4   REQUIREMENT OF SYMBOL INDICATING NEED FOR SEPARATE COLLECTION

      [*]

4.5   INFORMATION ON THE DATE OF PLACING ON THE MARKET

      [*]

4.6   RE-USE AND RECYCLING

      [*].

4.7   SEPARATE DISASSEMBLY

      As a minimum the substances, preparations and components defined in Proposal for a Directive of the European Parliament and of the Council on waste electrical and electronic equipment and adantment (WEEE), Annex II, have to be removed from products in their end-of-life phase. Thus, the removal of these substances, preparations and components shall be enabled.

            Reference:

            - Proposal for a Directive of the European Parliament and of the Council on waste electrical and electronic equipment and adantment (WEEE)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                                                            6(7)

Development Agreement No. [ESLN03T733]        Confidential
Appendix [4]
Nokia Networks

[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                                                            7(7)

Development Agreement No. [ESLN03T733]        Confidential
Appendix [6]
Nokia Networks

5. EXHIBITES

EXHIBIT A) NOKIA SUBSTANCE LIST:

   [LINK TO DOC "NOKIA SUBSTANCE LISV-3.XLS"]

EXHIBIT B) MATERIAL DATA FORM TEMPLATE PROVIDED BY NOKIA:

   [LINK TO DOC MDFV5-01.XLS]

EXHIBIT C) MATERIAL DECLARATION TEMPLATE PROVIDED BY NOKIA:

   [LINK TO DOC "MAT DECLARATION TEMPLATE.DOC"]

EXHIBIT D) STATEMENT OF CONFORMANCE TO NOKIA SUBSTANCE LIST:

   [LINK TO DOC S-O-CONFORMANCE_NSLV3.0.XLS"]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                                                            1(2)

Development Agreement No. [ESLN03T733]        Confidential
Appendix [7]
Nokia Networks

                        DEVELOPMENT AGREEMENT RELATING TO

                         THE DEVELOPMENT OF [*] GHZ MWUS

                                     BETWEEN

                                NOKIA CORPORATION
             (REPRESENTED THROUGH ITS NOKIA NETWORKS BUSINESS GROUP)

                                       AND

                               ENDWAVE CORPORATION

                            APPENDIX 7. CONTACT LIST

VERSION                         DATE                      PREPARED BY                MODIFICATIONS
-------                      ---------                    -----------                --------------
  A                          28.1.2003                       [*]                     FIRST VERSION

  B                          23.5.2003                       [*]                          [*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                                                            2(2)

Development Agreement No. [ESLNS03T733]        Confidential
Appendix [7]
Nokia Networks

CONTACT INFORMATION FOR [*] GHZ MICROWAVE UNIT PROJECT

CONTACT               TITLE/RESPONSIBILITY              PHONE            E-MAIL
-------               --------------------              -----            ------
ENDWAVE

[*]                           [*]                        [*]               [*]
[*]                           [*]                        [*]               [*]
[*]                           [*]                                          [*]
[*]                                                                        [*]
[*]                           [*]                        [*]               [*]
[*]                           [*]                        [*]               [*]
[*]                           [*]                        [*]               [*]

NOKIA

[*]                           [*]                        [*]               [*]
[*]                           [*]                        [*]               [*]
[*]                           [*]                        [*]               [*]
[*]                           [*]                        [*]               [*]
[*]                           [*]                        [*]               [*]
[*]                           [*]                        [*]               [*]
[*]                           [*]                        [*]               [*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                                                           1(27)

IP Mobility Networks (IMN)        MWU Specifications           Approved
[*]                               21.01.2003
[*]                               Confidential

[*] GHZ INTERGRATED MICROWAVE UNIT SPECIFICATIONS

Version            Date            Author                         Modified items/Remarks
-------          ----------        ------                         ----------------------
0.01a            13.08.1997          [*]          All frequency bands combined to 1 document, 0 (text), 1.1, 1.2,
draft                                             1.3, 1.4, 1.8, 1.9, 1.10, 1.16, 1.19.2, 1.24, 1.28, 2.1, 2.2,
                                                  2.3, 2.5, 2.7, 2.8, 2.9, 2.14.1, 2.15, 3.1, 3.2.6, 3.3, 3.3.5,
                                                  3.3.8, 3.3.8.1, 3.3.9, 4.1, 4.2 4.3, 4.5, 4.7, 4.10, 4.11, 4.12,
                                                  4.14, 4.15, 4.16, 5.6, 5.7, 6.2, 6.2.1, 6.2.2, 6.4, 6.9.5

0.01b            15.08.1997          [*]          0 (text, picture), 1.11, 1.12, 1.13, 1.14, 1.19.2, 2.1, 2.2, 2.3,
draft                                             2.4, 2.6, 2.12, 2.14.1, 3.2, 3.2.3, 3.2.6, 3.3, 3.3.8, 3.3.8.1,
                                                  4.1, 4.2, 4.9, 4.14, 4.15, 4.15.1, 4.15.2, 4.15.3, 5.6, 6.2, 6.4.2

0.01             18.08.1997          [*]          1.1, 3.2.3

0.02             01.09.1997          [*]          Format of the document changed, 0 (text), 1.9, 1.9.1, 1.9.2, 1.29,
                                                  2.15, 3.3 (note), 3.3.8.1 (note), 3.3.9, 4.14, 4.15, 4.15.1, 4.15.2,
                                                  4.16, 4.17

0.03             03.09.1997          [*]          0 (text), 1.5 (note), 2.7, 2.8, 2.13, 2.14, 3.2.2, 3.2.6, 4.11,
                                                  4.12, 4.14, 6.4

0.04             22.10.1997          [*]          1.9.3 Note 1, 1.2.5, 1.26, 1.27, 2.2, 2.3, 2.12, 3.2.1, 5.2, 6.3,
                                                  6.4

0.05             07.11.1997          [*]          1.19.2 Note 2, 3.3.1, 5.2, 6.4.2, 6.8

0.06             12.11.1997          [*]          0, 1.29, 2.5, 2.9, 6.4.2, 6.9

0.07             26.11.1997          [*]          2.15, 4.13, 6.9

0.08             23.02.1998          [*]          3.2.3 note 2, 3.3.1, 3.3.8.1, 4.2.1, 6.9.5

0.09             25.02.1998          [*]          2.5, 2.6, 2.13, 2.14, 4.1, 4.2, 6.9.5

0.10             05.03.1998          [*]          4.2.1, 6.9.5

0.11             20.03.1998          [*]          1.1, 1.9.2 (note), 1.9.3 (note 2), 3.3.8 (note 3), 4.2.1

0.12             07.04.1998          [*]          1.9.2 (note), 1.25, 2.1, 2.9 (note), 2.13, 3.3.8 (note 3), 4.1
                                                  (note), 4.2 (note 2), 4.2.1 (note 1), 4.14, 4.15, 4.17

0.13             15.04.1998          [*]          4.1.1

0.14             21.04.1998          [*]          0, 1.1, 2.2, 4.1, 4.2

0.16             22.05.1998          [*]          0, 1.9.2 (note), 1.9.3, 1.25, 2.2, 3.2.2, 3.2.3, 4.5 (note added),
                                                  4.15.2, 4.17, 6.4 (note added)

0.17             01.07.1998          [*]          1.19.1, 3.2.3 (figure), 3.2.6 (note 1), 4.13.1, 5.6, 5.8 (note)

0.18             19.08.1998          [*]          2.5, 4.4.1, 4.8.1, 4.16.1, 4.17.1

0.19             18.09.1998          [*]          1.6, 2.11, 2.15, 3.3.4, 4.2.1, 4.13, 4.14

0.20             28.09.1998          [*]          Abbreviation MWU changed to mw module, 0. (related documents list)
                                                  1.19.1, 1.23 (document number), 4.5 (note 2), 4.13.1 (document number), 6.2 (document number in note 1)

0.21             25.11.1998          [*]          0 (rel doc), 2.2.1, 2.5, 2.6, 2.9, 3.2.2, 3.2.3 (note 1 & picture),
                                                  5.2, 6.2

0.22             01.02.1999          [*]          1.1 ([*]), 2.2.1 [*]), 4.13.1 [*]

Prepared:          Checked:          Approved:                  Document Id:
[*]                [*]               [*]                        E10014774QE_E0
                   21.01.2003        21.01.2003

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                   SPECIFICATION                           2(17)
NET/IMN/Kilo Site R&D                                           Rev 5.2
Hans Somerma                       08.10.2001                   E10013984RE_C2

mwu_eeprom_data_rev52.doc        Checked by:                    Approved by:
                                 08.10.2001 Kve                 08.10.2001 MPI

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                                                           3(27)

IP Mobility Networks (IMN)            MWU Specifications            Approved
[*]                                   21.01.2003
[*]                                   Confidential

Version             Date            Author                          Modified items/Remarks
-------          ----------         ------                          ----------------------
0.23             08.02.1999          [*]          Document Id added, E10014774QE_00

0.24             09.02.1999          [*]          3.2.7 (Itx and Qtx polarity)

0.25             10.02.1999          [*]          Header/footer updated

0.26             15.02.1999          [*]          0 (Related documents version)

0.27             17.03.1999          [*]          0 (Related documents version), 1.1 ([*]), 1.9.3 (physical
                                                  place of the note), 3.3.8 (wording of note 3), 4.5 (zero
                                                  setting clarified in note 2), 6.2 (wording of note), 6.4
                                                  (1.6 deleted, 2.11 updated).

0.28             16.04.1999          [*]          2.15 & 4.13 (antenna filter characteristics)

0.29             24.05.1999          [*]          5.6 (DET_CTRL1 & DET_CTRL2 pin allocation swapped)

0.30e            08.06.1999          [*]          1.5 (note added)

0.30             22.06.1999          [*]          2.2 (updated [*])

0.31             06.04.2000          [*]          6.4 ([*]

0.32             31.05.2000          [*]          0 (Related documents version), 1.9.1 from 10 ms to 5 ms,
                                                  NOT APPROVED

0.33             27.10.2000          [*]          1.1, 4.1, and 4.2 added for [*]GHz

0.34             05.12.2000          [*]          Notes removed, 0 (Related documents, mechanical drawings),
                                                  1.1, 1.5.1, 1.11, 1.19.1, 1.23, 2.1, 2.2.1, 2.6.2, 2.7,
                                                  2.15, 3.3, 3.3.8, 4.1, 4.4.1, 4.8.1, 4.10, 4.11, 4.12,
                                                  4.13, 4.16.1, 4.17.1, 5.1.2, 5.3.2, 5.8, 6.2. Approved.

1.00             30.03.2001          [*]          Version numbers added, 0 (Adding of classes, updating
(D0)                                              related documents), 1.1, 1.5, 1.5.1, 1.16, 1.19.1, 1.19.2,
                                                  1.24, 1.29, 2.1, 2.1, 2.2.1, 2.3, 2.5, 2.6, 2.6.1, 2.12,
                                                  2.13, 2.14, 2.15, 3.1, 3.2.3, 3.3, 3.3.8, 4.1, 4.1.1, 4.2.1,
                                                  4.3, 4.9, 4.11, 4.13, 4.13.1, 5.1.1, 5.6, 5.7, 6.4, 6.5,
                                                  6.6., 6.7, 6.8. Approved.

1.01             20.11.2001          [*]          0 (Related documents version), 1.1, 1.5, 1.5.1, 1.16,
(D1)                                              1.19.1, 1.19.2, 1.24, 2.2, 2.2.1, 2.3, 2.5, 2.6, 2.6.1,
                                                  2.8, 2.9, 2.15, 3.1, 3.2.6, 4.1.1, 4.11, 4.13, 4.13.1,
                                                  5.1.2, 5.3.2, 5.6, 5.7, 6.4. Approved.

1.02             22.08.2002          [*]          0 (Related documents versions) 1.1 (added [*]GHz modified),
(D2)                                              1.11, 2.1, 3.3, 4.1.1, 4.2.1, 5.1.1, 5.2, 5.7, 5.8, 6.7
                                                  Approved

1.03d            20.12.2002          [*]          1.16, 4.2.1, 5.1 Changed, 5.1.3 added
(D3)

1.04d            17.01.2003          [*]          4.2.1 38 GHz class 2&3 changed
(D4)

2.00a            21.01.2003          [*]          4.14 changed, Approved

                 Approved 14/8/ 2003

                  ____________________                    _____________________
                  Nokia                                   Supplier

                 This specification describes the microwave module as an integrated module.

                                                                    Document Id:
                                                                  E10014774QE_E0

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                                                           4(27)

IP Mobility Networks (IMN)            MWU Specifications            Approved
[*]                                   21.01.2003
[*]                                   Confidential

                  0.    GENERAL

                  The microwave module consists of:

                  1)    An [*] as needed.

                  2)    An [*].

                  3)    An [*].

                  4)    [*].

                  5)    [*].

                  6)    [*].

                  7)    [*].

                  8)    The package for the whole microwave module.

                  9)    Non-volatile memory to contain: [*]

                  The end frequency interfaces will be [*] and all other interfaces will be [*].

                  The purpose of the divider chain is to [*].

                  Operation of microwave module must enable [*].

                  RELATED DOCUMENTS:

1)    Non volatile memory contents                                          E10013984RE_C2

2)    Microphonics test setup                                               E10013978QE_00

3)    Maximum dimensions, drawings                            [*] GHz       K10000636RE_A0
                                                              [*] GHz       K10000416RE_A1
                                                              [*] GHz       K10000410RE_B1
                                                              [*] GHz       K10000409RE_B1

4)    Environmental conditions and environmental tests
      for telecommunication equipment.                        ETSI EN 300 019-2-4 V2.1.2 (1999-09)

5)    Environmental conditions and environmental tests
      for telecommunication equipment, transportation         ETSI EN 300 019-2-2 V2.1.2 (1999-09)

                                                                  Document Id:
                                                                  E10014774QE_E0

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                                                           5(27)

IP Mobility Networks (IMN)            MWU Specifications            Approved
[*]                                   21.01.2003
[*]                                   Confidential

                           Below is one possible solution for the microwave module topology:

                  [*]

                  All connectors are "multipin connectors" as described in detailed mechanical drawing. See Specification item 6.2

                  [*] as in the table below:

Frequency band                        WG-flange or Coaxial connector
--------------                        ------------------------------
   [*] GHz                                          [*]
   [*] GHz                                          [*]
   [*] GHz                                          [*]
   [*] GHz                                          [*]
   [*] GHz                                          TBD

                  A multipin connector will be used for

                        - [*]

                        - [*]

                        - [*]

                        - [*]

                        - [*]

                        - [*]

                        - [*]

                        - [*]

                        - [*]

                        - [*]

                        - [*]

                        - [*]

                                                                    Document Id:
                                                                  E10014774QE_E0

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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AMENDED.

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                                                                           6(27)

IP Mobility Networks (IMN)            MWU Specifications            Approved
[*]                                   21.01.2003
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                        - [*]

                        - [*]

                  There shall be [*] of at least [*] on all the contact surfaces of the connectors.

                  TBD (to be determined) means in this document that the specification is not yet known and is under discussion. Proposals from both sides will be taken into account but the specification shall be agreed on based on mutual understanding and shall be accepted by Nokia.

                  Must/goal statement means that the decision shall be made by Milestone E2.

                  The supplier has to take into account [*]when verifying the specifications. This applied mainly for TX output power. The verified [*]shall be the reading of the [*].

                  The microwave modules can be divided into three classes depending on intended use.

                  Class 1: Intended for use with [*].

                  Class 2: Intended for use with [*].

                  Class 3: High performance microwave module intended for use with [*].

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1.    OSCILLATOR RELATED ISSUES

      1.1 Frequency bands

Frequency band                TX carrier frequencies, MHz                     Duplex spacings
--------------                ---------------------------                     ---------------
                              [*] Band                      [*] Band

[*] GHz                       [*]                           [*]                 [*] MHz

                              [*]                           [*]                 [*] MHz

                              [*]                           [*]                 [*] MHz

[*] GHz                       [*]                           [*]                 [*] MHz

                              [*]                           [*]                 [*] MHz

                              [*]                           [*]                 [*] MHz

[*] GHz                       [*]                           [*]                 [*] MHz

[*] GHz                       [*]                           [*]                 [*] MHz

                              [*]                           [*]                 [*] MHz

                              [*]                           [*]                 [*] MHz

                              [*]                           [*]                 [*] MHz

[*] GHz                       [*]                           [*]                 [*] MHz

                              [*]                           [*]                 [*] MHz

[*] GHz                       [*]                           [*]                 [*] MHz

                              [*]                           [*]                 [*] MHz

[*] GHz                       [*]                           [*]                 [*] MHz

[*] GHz                       [*]                           [*]                 [*] MHz

[*] GHz                       [*]                           [*]                 [*] MHz

[*] GHz                       [*]                           [*]                 [*] MHz

[*] GHz                       [*]                           [*]                 [*] MHz

[*] GHz                       [*]                           [*]                 [*] MHz

      These are transmitter "carrier" frequencies. In addition allowance for modulation has to be made in the TX/RX amplifiers.

Class           Allowance for modulation
-----           ------------------------
1 & 2                    [*] MHz
  3                      [*] MHz

      In the case of several duplex spacings in one frequency band ([*] GHz, [*] GHz, [*] GHz, [*] GHz, [*] GHz), one mw module should work with as many duplex spacings as possible.

      1.2 - 1.3 Deleted

      1.4. Temperature stability

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                                     SPECIFICATION                         8(17)
NET/IMN/Kilo Site R&D                                          Rev 5.2
Hans Somerma                         08.10.2001                E10013984RE_C2

      The temperature stability must be good enough to enable operation at any frequency. See temperature range in specification item 6.4.

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      1.5 Pulling by:

            muting (at end frequency): Class 1:       [*] kHz,      Goal [*] kHz
                                       Class 2 and 3: [*] kHz
            nominal [*]                See figure 1 (specification item 1.5.1)

      1.5.1 Crosstalk by nominal [*]to RX_IF

            Class 1 and 2:   DC...[*] MHz                           [*] dBc
            Class 3:         DC...[*] MHz                           [*] dBc

      Pulling and crosstalk specification is ratio of spurious sideband [*]level to IF level. It is measured from the [*] (specification 2.1). Applied [*]are [*] between them.

      [*]

      1.6. - 1.7. Deleted

      1.8. [*]

      1.9. df/dU for each VCO at diveder output (TX_FDIV): for DC tuning voltage enough to cover the band. The df/dU for DC voltage has to be [*].

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                  [*]

                  DC slope is [*]

                  AC slope is [*]

                        can be adjusted for different bands (even individually if necessary)

      1.9.1  Time constant R2C2                                     [*] ms

      1.9.2  Input impedance Z(in) to the TX_TUNE port              [*] k(OMEGA)

      The phase angle of Z(in) must be [*] kHz (verification by analysis).

      1.9.3. df/dU for each VCO at divider output (TX_FDIV) for AC tuning voltage ([*]):

Frequency band, GHz            Minimum %/V                  Maximum%/V
-------------------            -----------                  ----------
      [*]                          [*]                         [*]
      [*]                          [*]                         [*]

      The AC tuning slope is specified here in units % of operating center frequency fo per volt. This can be calculated from the final TX frequency as well as from the TX_FDIV frequency.

      1.10. Tuning voltage to varactor (TX_TUNE)             Needed   [*] V
                                                             Allowed  [*] V

      Needed range means normal operation and allowed range means voltage that might be generated e.g. during startup. Allowed range is must not harm the VCO or varactor and must not cause e.g. startup problems or breakdown effects.

      1.11. Maximum current of TX_TUNE                           [*]

      1.12. - 1.14. Deleted

      1.15. Tuning connector                                     [*]

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      1.16. Phase noise (after multiplication),

Frequency band,    10 kHz from  100 kHz from   1 MHz from     20 MHz from
      GHz            carrier      carrier       carrier         carrier
---------------    -----------   ----------    ----------    -------------
[*] Class 1        [*] dBc/Hz    [*] dBc/Hz    [*] dBc/Hz    Not specified
[*] Class 1        [*] dBc/Hz    [*] dBc/Hz    [*] dBc/Hz    Not specified
[*] Class 2        [*] dBc/Hz    [*] dBc/Hz    [*] dBc/Hz    [*] dBc/Hz
[*] Class 2        [*] dBc/Hz    [*] dBc/Hz    [*] dBc/Hz    [*] dBc/Hz
[*] Class 3        [*] dBc/Hz    [*] dBc/Hz    [*] dBc/Hz    [*] dBc/Hz
[*] Class 3        [*] dBc/Hz    [*] dBc/Hz    [*] dBc/Hz    [*] dBc/Hz

      Noise floor of the VCO shall be low enough not to degrade the noise performance of the downconverter due to any leakage in the module.

      The specified points define the mask for the phasenoise. VCO phase shall decrease outside the specified points.

      1.17. - 1.18. Deleted

      1.19. Spurious outputs around VCO-carrier signal

      1.19.1. Ripple modulation in any power supply voltage ([*] kHz)

                                                                Class 1: [*]
                                                                Class 2: [*]
                                                                         [*]
                                                                Class 3: [*]
                                                                         [*]
      1.19.2. Spurious signals

Frequency band, GHz    Spurious frequencies     Spurious level
-------------------    --------------------     --------------
  [*] GHz Class 1:             [*]                    [*]
  [*] GHz Class 2:             [*]                    [*]
  [*] GHz Class 3:             [*]                    [*]
  [*] GHz Class 1:             [*]                    [*]
  [*] GHz Class 2:             [*]                    [*]

      CW signals (spurious frequencies range in table above) of [*] are to be fed to the power supply voltages during the measurements. [*] more near the carrier.

      1.20. - 1.22. Deleted

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      1.23. Microphonics

            Nokia microphonics specification for the complete outdoor unit is E10013978QE_00.

            This item is tested by Nokia at system level. The VCO must meet this system level specification tested and approved by Nokia.

            In case of significant changes in the mw module mechanical and electrical construction, the effect of the modifications on the system level microphonics performance must be verified and approved by Nokia.

            The supplier shall on a sample basis monitor that the performance does not degrade.

      1.24. Phase hits

            VCO must meet the Nokia system level specification for residual bit errors during temperature cycling. See temperature cycling. See temperature ranging in specification item 6.4.

            Maximum frequency jump during cycling
                          Class 1:                      [*] kHz
                          Class 2 and 3:                [*] kHz

            This item is finally tested and approved by Nokia at system level. Supplier must during development be able to show and verify that basic design meets this specification.

            Phase hits are sudden changes in the output signal that are caused e.g. by bad contacts and thermal expansion or mechanical stresses expiring.

      1.25 Output power after frequency divider         [*] dBm

      1.26 Divider output nominal impedance             [*] ohm

      1.27 Divider output return loss                   [*] dB

      1.28 Divider output frequency                     [*] GHz

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      1.29. Division ratio

                       Possible division ratios; Transmit carrier
Frequency band, GHz      frequency / Divider output frequency
-------------------    -------------------------------------------
      [*]                                [*]
      [*]                                [*]
      [*]                                [*]
      [*]                                [*]
      [*]                                [*]
      [*]                                [*]
      [*]                                [*]
      [*]                                [*]
      [*]                                [*]
      [*]                                [*]
      [*]                                [*]
      [*]                                [*]

      The output matching can be negotiated. The design has to be able to drive a PLL circuit (e.g. LMX 2330A).

      SW will read the division ratio from the non-volatile memory.

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2.    LNA / IR MIXER RELATED ISSUES

      2.1 RX_IF center frequencies

Frequency band, GHz                RX_IF center frequency, MHz
-------------------                ---------------------------
       [*]                                  [*]
       [*]                                  [*]
       [*]                                  [*]
       [*]                                  [*]
       [*]                                  [*]
       [*]                                  [*]
       [*]                                  [*]
       [*]                                  [*]
       [*]                                  [*]
       [*]                                  [*]
       [*]                                  [*]
       [*]                                  [*]

      2.2 Spurious signals in RX_IF. Measured with no input to the receiver.
                    Class 1 and 2: [*] MHz          [*] dBm
                    Class 3: [*] MHz                [*] dBm

      2.2.1 Spurious signals outside [*] (Class 3)
                    Frequency range: [*] GHz        [*] dBm

      2.3. RX_IF return loss [*] (Class 3))
                                     Class 1 and 2  [*] dB
                                     Class 3        [*] dB

      2.4. RX_IF connector                          [*]

      2.5. Total RX gain (frequency, temperature)

Frequency band, GHz         RX gain, dB
-------------------         -----------
         [*]                    [*]
         [*]                    [*]
         [*]                    [*]
         [*]                    [*]
         [*]                    [*]
         [*]                    [*]
         [*]                    [*]
         [*]                    [*]
         [*]                    [*]
         [*]                    [*]
         [*]                    [*]
         [*]                    [*]

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                              SPECIFICATION                               15(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
Hans Somerma                  08.10.2001                          E10013984RE_C2

                [*]             [*]

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      2.6. RF_in RF maximum level (< 1 dB compression)

Class     RF maximum level
-----     ----------------
  1             [*]
  2             [*]
  3             [*]

      2.6.1. Third order intermodulation results for
                       Class 1 and 2                             Not specified
                       Class 3                    [*]            [*]
                       Class 3                    [*]            [*]

      Measured with a two-tone test, the individual sine wave tone levels are [*] each.

      2.6.2 Maximum input level to the RF_in (no damage) [*] dBm

      2.7. Total RX gain variation [*] MHz [*] dB

      2.8 Total RX group delay variation
                       Class 1 and 2              [*] MHz        [*] ns
                       Class 3                    [*] MHz        [*] ns

      2.9. Mw module total RX NF

Frequency band, GHz          Mw module total RX NF, dB
-------------------          -------------------------
        [*]                            [*]
        [*]                            [*]
        [*]                            [*]
        [*]                            [*]
        [*]                            [*]
        [*]                            [*]
        [*]                            [*]
        [*]                            [*]
        [*]                            [*]
        [*]                            [*]
        [*]                            [*]
        [*]                            [*]

      The internal TX/RX isolation of the mw module must be good enough, so that the transmitter does not degrade these numbers (wide band thermal noise components). The needed isolation depends on the chosen topology and can be [*] dB.

      2.10. Image frequency rejection without diplexer           [*] dB

      2.11. RX return loss                                       [*] dB

      2.12. Gain stability over frequency                        [*] dB

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                              SPECIFICATION                               17(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
Hans Somerma                  08.10.2001                          E10013984RE_C2

      2.13 Gain stability over temperature (vs. T = 25degreesC) [*] dB

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      2.14. total gain stability, (frequency and temperature)         [*] dB

      This should be as good as possible to allow good accuracy in determining input level based on measurement at IF.

      2.14.1 RX stability bandwidth                  [*]

      2.15 CW signal spurious mixing conversion gain to [*], relative to the main signal.

Frequency range          Relative conversion gain of the mw module
---------------     ---------------------------------------------------
                    [*] GHz      [*] GHz        [*] GHz         [*] GHz
                    -------      -------        -------         -------
      [*]           [*] dB       [*] dB         [*] dB          [*] dB
      [*]           [*] dB       [*] dB         [*] dB          [*] dB
      [*]           [*] dB       [*] dB         [*] dB          [*] dB
      [*]           [*] dB       [*] dB         [*] dB          [*] dB
      [*]           [*] dB       [*] dB         [*] dB          [*] dB
      [*]           [*] dB       [*] dB         [*] dB          [*] dB
      [*]           [*] dB       [*] dB         [*] dB          [*] dB
      [*]           [*] dB       [*] dB         [*] dB          [*] dB

      [*] can any frequency in the list in item 1.1 (either [*]depending on the mw module) and is the actual LO frequency of the mw module during the measurement. The sign (+ or -) in [*] is selected so that it gives the actual receiver frequency according to the list in item 1.1. Frequency [*].

      The input level of the CW signal is [*] dBm.

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3.    TX MODULATOR RELATED

      3.1 Transmitter subbands    As in specification item 1.1 plus [*] MHz
                                  (Class 1 and 2), [*] MHz (Class 3) allowance for modulation

      3.2 [*]:

      3.2.1 Impedance (must be DC-coupled), nominal [*]ohm       [*] ohm

      3.2.2 Return loss to a [*] ohm reference, [*] MHz          [*] dB

      3.2.3 Input level, nominal                                 [*] mYpp

      [*]. Source impedance is [*]. If the return loss of the mw module changes, the input level at the interface will change accordingly from the nominal value [*]to approximately [*].

      [*].

      Class 2 and 3: The level may also change [*] dB [*]. When using [*]the reference level is kept constant and [*]. This increases the maximum [*]to [*] mYpp.

      [*]

      3.2.4 Mixer [*]                                            [*] dB

      3.2.5 Mixer [*]                                            [*] degr

      3.2.6 Needed [*].                                          [*] mA

      Maximum allowed [*].                                       [*] mA

      The specifications 3.2.4 and 3.2.5 shall be fulfilled in the biased operating condition. In biased operating condition, [*]is as specified in item 4.13.1.

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      3.2.7 [*].

      [*]

      3.3 ENV_MEAS ([*]) logic levels           CMOS             Low [*] V
                                                                 High [*] V
                                        Maximum voltage allowed  [*] V

      The [*] is needed to feed the information about the [*]. The average [*] at the [*] is assumed to be constant. In the [*] the difference between the [*] is about [*] dB. In the [*] the difference between [*] is [*] dB[*]. (See the figure in spec item 3.3.8)

      The signal shall be well below compression all the way to the point where [*]measurement occurs.

      3.3.1 ENV_MEAS polarity with a [*]        [*]

      3.3.2 Deleted

      3.3.3 Deleted

      3.3.4 Open loop frequency response, [*] MHz
                       maximum value of the response vs. DC value     [*] dB
                       minimum value of the response vs. DC value     [*] dB

      Care must be taken not to introduce extra delay and delay variation [*].

      3.3.5 - 3.3.7 Deleted

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      3.3.8 MPA_CTRL input                                       [*] V

                                Maximum current available        [*] mA

      This is based on the [*] to have a [*]. [*] will be [*] and [*] at [*]. The [*] refer to the [*]. In the [*] (see also specification item 5.7) the [*]. In the [*] the [*].

      [*]

            Figure: [*].
            [*]: The [*] it [*] dB [*]. The [*] is [*] dB [*]. Because there is an [*] is [*] dB [*]. [*]: The [*] level is [*] dB [*] level.[*].

      The [*] must not [*] during specified operating conditions and the [*].

      3.3.8.1 Polarity of MPA_CTRL

                       when [*]
                       when [*]

      3.3.9     MPA-CTRL slope                                 [*] dBN

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4.    POWER AMPLIFIER RELATED

      4.1. TX output power,

Frequency band, GHz    Output power, electrical
                           control range [*]
-------------------    ------------------------
      [*]                     [*]
      [*]                     [*]
      [*]                     [*]
      [*]                     [*]
      [*]                     TBD

      4.1.1 Noise power level at TX output

                   [*]                 GHz
                                       [*]
                                       [*]
                                       [*]

                   [*]:                [*]

                   [*]GHz              [*]
                                       [*]
                                       [*]

                   [*]:                [*]

                   [*]GHz              [*]
                                       [*]
                                       [*]

                   [*]:                [*]

                   [*]GHz              [*]
                                       [*]
                                       [*]

                   [*]:                [*]

      This is at frequencies of [*].

                                                                  Document Id:
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

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                                                                          23(27)
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      4.2 Output power 1 dB compression point after ms/WG transition

Frequency band, GHz    P1dB, dBm
-------------------    ---------
       [*]               [*]
       [*]               [*]
       [*]               [*]
       [*]               [*]
       [*]               [*]
       [*]               [*]
       [*]               [*]
       [*]               [*]
       [*]               [*]
       [*]               TBD
       [*]               TBD

      This is for the whole mw module transmit chain. The [*] must not in any condition [*].

      4.2.1 Output third order intermodulation level, IM;

      Class l:

Band     TX output power/dBm     IM3        Other Intermodulation levels
----     -------------------     ---        ----------------------------
 [*]            [*]            [*] dBc               [*] dBc
 [*]            [*]            [*] dBc               [*] dBc
 [*]            [*]            [*] dBc               [*] dBc
 [*]            [*]            [*] dBc               [*] dBc

      Class 2 and 3:

Band       TX output power/dBm        IM3      IM5 +higher    1M7 +higher
----       -------------------        ---      -----------    -----------
[*]                [*]             [*] dBc      [*] dBc        [*] dBc
                                   [*] dBc      [*] dBc        [*] dBc
[*]                [*]             [*] dBc      [*] dBc        [*] dBc
                                   [*] dBc      [*] dBc        [*] dBc
[*]                [*]             [*] dBc      [*] dBc        [*] dBc
                                   [*] dBc      [*] dBc        [*] dBc
[*]                [*]             [*] dBc      [*] dBc        [*] dBc
                                   [*] dBc      [*] dBc        [*] dBc
[*]                [*]             [*] dBc      [*] dBc        [*] dBc
                                   [*] dBc      [*] dBc        [*] dBc

      The two-tone measurement is done as a single-side-band (SSB) measurement. Specification shall be fulfilled at any two-tone separation less than [*] MHz . Two tones (typically [*] MHz separation) are [*] [*] dB below the nominal level. [*]shall be [*]. LO leakage has to be [*] dBc. [*]is [*].

                                                                  Document Id:
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                              SPECIFICATION                               24(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
Hans Somerma                  08.10.2001                          E10013984RE_C2

      IM5 +higher means intermodulation levels excluding IM3. IM7 +higher mans intermodulation levels excluding IM3 and IM5. These should be measured in the same way as the IM3 specification. The ratios

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

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                                                                          25(27)
IP Mobility Networks (IMN)          MWU Specifications            Approved
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[*]                                 Confidential

         specify [*] where Po is the power of the two main tones and IM5 and PIM7 are the in-phase sum of all the above mentioned intermodulation products.

         4.3 TX output power when MUTE "on"     Must                     [*] dBm
                                                Goal for [*] GHz bands   [*] dBm

         4.4 TX-MUTE on/off control,            "mute off, power on"     [*] V
                                                "mute on, power off"     [*] V
                                                                         [*]

         4.4.1 Maximum current of TX-MUTE control,                       [*] mA

         4.5 TX-MUTE on/off speed
                      Mute on to off (Pout within [*]dB)   [*] ms
                      Mute off to on                       [*] ms

         During a transient from 'MUTE on' to 'MUTE off or vice versa, the TX output power is allowed to overshoot the steady state TX output power (set by TX_PWR, DET_CTRLI and DET_CtR1.2) only by [*] dB.

         The software will set TX_PWR and the control bits first to zero during muting (within [*] ps). When the power will again be switched on, the sequence is: [*]. This will also take place in [*] ps.

         4.6 TX return loss                                              [*] dB

         4.7 TX output power electronic control range      Minimum       [*] dB
                                                           Goal          [*] dB

         4.8. Electronic attenuator control voltage TX_PWR (refer to picture in paragraph 0).

         Voltage range (to high impedance, [*] kohm)                     [*] V
         Polarity: Increasing TX_PWR will cause increasing output power.
         The control has an [*]resolution.

         4.8.1 Maximum current of TX_PWR                                 [*] mA

         4.9. Transmit power stability ([*]
                         Variation over temperature                      [*] OdB
                         Variation over frequency                        [*] OdB
                         [*] GHz Class 3 total variation over frequency
                         and temperature                                 [*] dB

         Transmit power is controlled by TX_PWR in [*] dB steps. This specification applies for all power levels. The curve is individually [*]of the subband.

         4.10. Transmit power stability bandwidth

                                               [*]
                                    [*] GHz         [*] MHz

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                                                                          26(27)
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         4.11. Total TX gain variation


Class               Frequency          TX 'n variation
-----               ---------          ---------------
1 and 2             [*] MHz            [*] dB
                    [*] MHz            [*] dB (goal)
3                   [*] MHz            [*] dB
                    [*] MHz            [*] dB

         TX gain variation covers the whole TX chain [*]to waveguide output. During the measurement the LO must be at least [*] dB below the wanted signal. [*]must be controlled manually during the measurement. [*]ports should be measured separately.

         4.12. Total TX group delay variation [*] MHz                    [*] ns

         TX group delay variation covers the whole TX chain [*]to waveguide output.

         4.13 Spurious emissions after ms/wg-transition. Allowed level is as mentioned below as well as antenna filter attenuation characteristics.

                           Spurious emissions of other frequencies after the antenna diplexer (any 1 MHz bandwidth):

                                           [*] GHz              [*] dBm
                                           [*] GHz              [*] dBm

                           Antenna filter attenuation characteristics:

Frequency range             [*] GHz        [*] GHz        [*] GHz        [*] GHz
[*]                         [*] dB         [*] dB         [*] dB         [*] dB
[*]                         [*] dB         [*] dB         [*] dB         [*] dB
[*]                         [*] dB         [*] dB         [*] dB         [*] dB
[*]                         [*] dB         [*] dB         [*] dB         [*] dB
[*]                         [*] dB         [*] dB         [*] dB         [*] dB
[*]                         [*] dB         [*] dB         [*] dB         [*] dB
[*]                         [*] dB         [*] dB         [*] dB         [*] dB
[*]                         [*] dB         [*] dB         [*] dB         [*] dB

f(tx,mean) means the mean value of TX frequencies as given in specification item 1.1.

f(tx,low) means the lowest and highest TX frequency in the same list, respectively. The abbreviation f(d) means duplex-spacing as given in specification item 1.1.

4.13.1 LO leakage     Class 1 and 2: All output power levels             [*] dBc
                      Class 3: TX output power levels above [*] dBm      [*] dBc

The LO leakage cancellation is based on the closed loop control by ENV_MEAS signal coning the Itx and Qtx biasings. The internal isolation of the mw module from LO to PA inside the module must not degrade the LO leakage to be worse than [*] dBc at the mw module output.

                                                                    Document Id:
                                                                  E10014774QE_E0

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

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                                                                          27(27)
IP Mobility Networks (IMN)          MWU Specifications            Approved
[*]                                 21.01.2003
[*]                                 Confidential

         4.14 Power levelling loop signal TX_PWR

         This signal is used for output power level adjustment

         4.14.1 Speed of the transmit power levelling loop    Minimum   [*] ms
                                                              Maximum   [*] ms

         Prescale bits and TX_PWR signal may have [*] ps timing difference.

         4.14.2 Rise time (10 % to 90 % level) for TX_PWR signal [*] ps

         This may not cause [*] over/undershoot in TX power.

         4.15. BS_DET signal (= buffered power amplifier attenuator control voltage)

         This voltage is used to give an alarm (limits exceeded) if the loop is not working correctly.

         4.15.1 BS_DET signal voltage total range                       [*] V

         4.15.2 BS_DET signal voltage alarm limits (high and low limits) are to be given and stored to the non-volatile memory.

         4.15.3 BS_DET signal output load                               [*] ohms

         4.16. [*]voltage CMOS                                          [*]V
                                                                        [*]V
                                Frequency                               [*] kHz

         4.16.1 Maximum current of [*]                                  [*] mA

         4.17. TX output power control

                        DET_CTRL1  DET CTRL2

                        1          1         High output power     voltage [*] V
                        1          0                               voltage [*] V
                        0          1         Low output power

         4.17.1 Maximum current of DET_CTRL1 and DET_CTRL2 signals      [*] mA

                                                                    Document Id:
                                                                  E10014774QE_E0

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AMENDED.

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                                                                          28(27)

IP Mobility Networks (IMN)          MWU Specifications            Approved
[*]                                 21.01.2003
[*]                                 Confidential

5.       BIAS AND TEMPERATURE CONTROL BOARD

         5.1.1. Positive supply voltage                                 [*] V

         5.1.2. Ripple voltage at           [*] kHz                     [*] mVpp
                                            fast transients             [*] mVpp
                                            all together                [*] mVpp

         5.1.3 Minimum voltage available with different current consumptions

Current [*]     Voltage[*]
-----------     ----------
   [*]            [*]

   [*]            [*]

   [*]            [*]

   [*]            [*]

   [*]            [*]

   [*]            [*]

   [*]            [*]

   [*]            [*]

   [*]            [*]

   [*]            [*]

         5.2. Positive supply current, continuous
                                - [*]                                 [*] A

         5.3.1. Negative supply voltage                               [*] V

         5.3.2. Ripple voltage                  at [*] kHz            [*] mVpp
                                                fast transients       [*] mvpp
                                                all together          [*] mVpp

         5.3.3. Deleted 5.4. Negative supply current                  [*] mA

         5.6 Pin allocation::

                                                                    Document Id:
                                                                  E10014774QE_E0

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                                                                          29(27)
IP Mobility Networks (IMN)          MWU Specifications            Approved
[*]                                 21.01.2003
[*]                                 Confidential

Signal     Abbreviation             Pin

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]

[*]            [*]                  [*]
(See specification item 5.7)

[*]            [*]                  [*]

[*]            [*]                  [*]

         5.7 [*]identification pin (signal provided by system)
                           [*]case                        high            [*] V
                           [*]case                        ground or low   [*] V
                           Maximum current available                      [*] mA

         5.8. Non-volatile memory           Pin            Level
         Baseline chip                      [*]            [*] V
         AT [*] (ATMEL)                     [*] V
                                            [*]            [*] V
                                                           [*] V
                                            [*]            [*] V
                                                           [*] V
                                            [*]            [*] V
                                                           [*] V

         The signaling directions arc depicted in the block diagram in chapter "0. General". The TxD signal is from ASIC towards the mw module and the RxD signal is from the mw module towards the ASICA. The maximum allowed voltage of RxD towards the ASIC, is [*] V in any conditions including transients.

                                                                    Document Id:
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

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                                SPECIFICATION                             30(17)
NET/IMN/Kilo Site R&D                                       Rev 5.2
Hans Somerma                    08.10.2001                  E10013984RE_C2

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HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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AMENDED.

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                                                                          31(27)
IP Mobility Networks (IMN)          MWU Specifications            Approved
[*]                                 21.01.2003
[*]                                 Confidential

6.       GENERAL

         6.1. Construction

         6.2. Maximum dimensions with connector pairs (LxWxH)

Frequency band          Length             Width                 Height
--------------          ------             -----                 ------
[*] GHz                 [*] mm             [*] mm                As in drawings

         Refer to drawings listed in section 0 (General).

         Connector locations are shown in drawings.

         6.2.1.          Deleted

         6.2.2.          Deleted

         6.3. Weight [*]                   [*] g

6.4. Inside air temperature in outdoor unit  Class 1 and 2     Class 3
           Operation                         [*]degreesC       [*]degreesC
           Everything as specified           [*]degreesC       [*]degreesC
           Rate of change                    [*]degreesC /min  [*]degreesC /min

         The operation at temperatures of [*] is specified by:

         - The VCO can be locked

         - The [*]work

         - The specifications are relaxed according to the following table:

                                                            Specification
                                                            at [*] Class 1          Specification            Unit
                   Name of specification                         and 2              at [*]Class 3         [*]Class 3
-----              ----------------------------------       ----------------        ----------------      ----------
1.5,               Pulling and Crosstalk                        Combine                 Combined
1.5.1                                                          Spec [*]dB           Spec [+3] dB

 1.16              Phase noise                                Spec [*] dB            Spec [+2] dB

 2.5               Total RX gain                              Spec [*] dB            Spec [+/-1] dB

 2.6               RF Maximum level                               [*]                                        dBm

2.6.1              IM3 at [*]                               Not applicable           Spec [+3] dB            DBc

 2.9               Total RX noise figure                      Spec [*] dB           Spec [+0.2] dB

 2.10              Image frequency rejection                      [*]                 [*]                    DB

 2.11              RX return loss                                 [*]                 [*]                    DB

 2.13              RX gain stability over temperature         Spec [*] dB             Spec[*] dB             dB

 2.14              Total RX gain stability                        [*]                     [*]                dB

4.1.1              Noise power level at TX                    Spec [*] dB             Spec [*] dB

 4.6               TX return loss                                 [*]                     [*]                dB

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                                                                          32(27)
IP Mobility Networks (IMN)          MWU Specifications            Approved
[*]                                 21.01.2003

[*]                                 Confidential

            TX power stability,
4.9           -Temperature                          Spec [*] dB      Spec [*] dB

         6.4.1. Deleted

         6.4.2. Maximum mw module baseplate temperature with maximum power
                dissipation                                   [*] degreesC

         6.5.  Humidity,        Relative             [*]
                                Absolute             [*] g/m(3)

         Test specification: Refer to ETSI EN 019-2-4, Chapter 3.2 Specification T 4.1E: Non-weatherprotected locations - extended

         The new module must withstand the melting of frost on its surface without any permanent damage in case of sudden temperature change ([*] C)

         6.6. Deleted

         6.7. Vibration,
                                               Frequency             [*] Hz
                                               Acceleration          [*] m/ sZ

                                               Frequency             [*] Hz
                                               Displacement          [*] mm

         Test specification: Refer to ETSI EN 019-2-4, Chapter 3.2 Specification T 4.1E: Non-weatherprotected locations - extended

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                                                                          33(27)
IP Mobility Networks (IMN)          MWU Specifications            Approved
[*]                                 21.01.2003

[*]                                 Confidential

         6.8. Shock,    Operation       Acceleration             [*] m/ s2
                                        Duration                 [*] ms

         Test specification: Refer to ETSI EN 019-2-4, Chapter 3.2 Specification T 4.11: Non-weatherprotected locations - extended, Class 4M5

                        Transportation  Acceleration             [*] m/s'
                                        Duration                 [*] ms

         Test specification: Refer to ETSI EN 019-2-2, Chapter 3.2 Specification T 2.2: Careful transportation, Table 4: Test specification T 2.2:
         Careful transportation - mechanical tests

         6.9. MTBF, according to Bellcore or British Telecom at [*] degreesC mw module baseplate temperature

         6.9.4. Microwave module total                           [*] fit

         6.9.5. Expected lifetime of the mw module               [*] years

         The expected lifetime of the mw module is [*] years. The FITs of the mw modules will be followed and the long term statistic shall show better than [*] in a period of [*] years. This equals on average [*] mw modules in [*] years. A fault is defined as a customer return attributed to the mw module.

                                                                    Document Id:
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

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                                        SPECIFICATION                      1(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

                    MICROWAVE MODULE ID EEPROM DATA STRUCTURE

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                                        SPECIFICATION                      2(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

CONTENTS

0.     DOCUMENT HISTORY ............................................     3
1.     introduction.................................................     4
   1.1 Purpose .....................................................     4
   1.2 Related Documents ...........................................     4
2.     File/record system ..........................................     5
   2.1 Attribute ...................................................     5
   2.2 Protection ..................................................     6
   2.3 End of data .................................................     6
3.     MWU Identification and calibration data .....................     7
   3.1 Code numbers, attributes, and protection ....................     7
   3.2 Description of records ......................................     7
       3.2.1  MWU Item Name ........................................     7
       3.2.2  MWU Serial Number.....................................     7
       3.2.3  MWU RX Gain Calibration...............................     8
       3.2.4  MWU Band .............................................     8
       3.2.5  MWU Half of Band .....................................     8
       3.2.6  MWU Division Ratio ...................................     8
       3.2.7  MWU RX IF Range ......................................     9
       3.2.8  MWU BSDET Limits......................................     9
       3.2.9  MWU TXPWR Calibration ................................     9
       3.2.10 MWU Time Counters.....................................    10
       3.2.11 MWU RX Gain Temp Coeff................................    10
       3.2.12 MWU TXPWR Temp Coeff..................................    10
   3.3 Code structure definitions...................................    11
4.     Address map .................................................    13
5.     APPENDIX for [*]GHz MWU .....................................    16
   5.1 Description..................................................    16
   5.2 Code numbers, attributes, and protection for [*]GHz MWU......    17

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                                        SPECIFICATION                      3(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

0.    DOCUMENT HISTORY

 Document no.                 Date                        Comment
 ------------                 ----                        -------
none                       26.6.1997   First document.

E10013984RE_00   "Rev 2"   17.08.1998  File system changed, Code ID, checksum and attribute added. Data not written twice anymore, checksum is
                                       calculated for each record, not for one memory
                                       block.

E10013984RE_AO  "Rev 3.0"  11.12.1998  File system changed, a protection byte added to file header, attribute content changed. *Item ID's
                                       changed to component codes.

E10013984RE_BO  "Rev 4.0"  28.01.1999  Document history added.

                                       The "MWU TXPWR Calibration" file specified in more
                                       detail, order of data now more clear. Also the
                                       description of other files are updated.

                                       Two temp coefficient records added.

                                       End of Data requirement added.

                                       Address map included.

E10013984RE_CO  "Rev 5.0"  17.03.1999  Scaling of the temperature coefficients changed from 100 to 10000.

E10013984RE_Cl  "Rev 5.1"  21.03.2001  Refining and improving the text and checking validity of the document. (KVe, TVa, NNo)

E10013984RE_C2 "Rev 5.2" 08.10.2001 Table of contents added, Appendix to allow multiple calibration tables for [*]GHz. (NNo)

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AMENDED.

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                                        SPECIFICATION                      4(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

1.    INTRODUCTION

1.1   PURPOSE

      The purpose of this document is to specify identification and technical information to be stored in the [*] Microwave Module EEPROM. The data be loaded into the memory by the supper.

1.2   RELATED DOCUMENTS

     Document no.      Version     Date                         Name
     ------------      -------     ----                         ----
CMFE_CustomConf_cnf.h  rev 0.6  17.03.1999  CMFE_CustomConf_cnf.h
NESS O99C60                     19.09.2000  NET Requirements of Labeling of Incoming Packages

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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

[NOKIA LOGO]

                                        SPECIFICATION                      5(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

2.    FILE/RECORD SYSTEM

      EEPROM has a simple file (or record) system as shown below.

Ach  06h  27h  6Eh  01H  FFh  10h
---  ---  ---  ---  ---  ---  ---
[*]  [*]  [*]       [*]  [*]  [*]
[*]  [*]  [*]       [*]  [*]  [*]
          [*]  [*]

      - Checksum is calculated by summing all the bytes in the record (byte by byte) except the checksum itself (overflown bits are discarded)

      -     Size is the number of the bytes in the record excluding Checksum

      -     Code ID identifies the record (see Chapter 3.1 for details)

      - Attribute is a bit coded byte, which specifies the format of the data (see Chapters 2.1, 3.1 and 3.3 for details)

      - Protection is a bit coded byte, which specifies the read/write protection (see Chapter 2.2 for details)

      As an example, the content of "MWU Division Ratio" record is described:
      The division ratio of the [*]GHz module is [*] (TX frequency / FD!V frequency) and the associated attribute byte is 0000 0001(in binary format), code ID is [*] (decimal value),and protection byte is [*] (in binary format). It follows that the size is then 6 bytes and the check sum is [*] ((binary value).

      The records are stored in the EEPROM sequentially starting with the first record and first byte available. Before starting the writing procedure, the memory content should be erased with an initialize procedure available for the memory chip used.

      Note, that record "MWU Time Counters" is not used by the MWU supplier and these files should be stored with zeros as data values, whereas, Code ID and size of the file should be stored as required.

2.1   ATTRIBUTE

      Attribute byte specifies the value type used (see Chapters 3.1 and 3.3) and whether a meaning of data is included or not. IN MWU EEPROM no meaning
      (zero) is added to the records.

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HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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

[NOKIA LOGO]

                                        SPECIFICATION                      6(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

                                         Bit
-------------------------------------------------------------------------
7    6     5                4                     3          2    1     0
-------------------------------------------------------------------------
Reserved         Meaning of data            Type of Value
                                            0000            [*]
                 0 = no meaning             0001            [*]
                                            0010            [*]
                 1 = meaning included       0011            [*]
                 (meaning separated from    0100            [*]
                 value with `;' character   1000            [*]
                 and contains ASCII data)   1001            [*]
                                            1010            [*]
                                            1011            [*]

2.2   PROTECTION

      Read and write protection of the data is not used at the moment for MWU EEPROM. Instead, FFh values should be used.

                                              Bit
-----------------------------------------------------------------------------------------------------------------
   7       6            5           4                        3       2                1              0
-----------------------------------------------------------------------------------------------------------------
Reserved        Write protection                          Reserved                Read protection
-----------------------------------------------------------------------------------------------------------------
          000          Fully protected, no one                      000   Fully protected, no one can update the
                        can update the record                                             record
          001      Record can be updated by class 1                 001        Record can be read by class 1
          010      Record can be updated by class 2                 010        Record can be read by class 2
          100      Record can be updated by class 3                 100        Record can be read by class 3
          111  Unprotected, anyone can update the record            111   Unprotected, anyone can read the record
                 (class 0). All other bit combinations                     (class 0). All other bit combinations
                 mean that the record is somehow write                     mean that the record is somehow read
                            protected                                                     protected

2.3   END OF DATA

      After the last file, `End of data' record should be stored as below:

Checksum  Size   Code ID   Attribute  Protection
--------  ----   -------   ---------  ----------
   0h      0h    FFh  FFh     0h          0h

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HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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AMENDED.

[NOKIA LOGO]

                                        SPECIFICATION                      7(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

3.    MWU IDENTIFICATION AND CALIBRATION DATA

      The data stored to the EEPROM is described in this chapter. The actual data format differs from record to record (refer to Chapter 3.3 "Code structure definitions" for details).

3.1   CODE NUMBERS, ATTRIBUTES, AND PROTECTION

                                                                           RECORD
                                                                            SIZE
CODE ID  ATTRIBUTE  PROTECTION     TYPE    STRUCTURE FORMAT   DESCRIPTION  (BYTES)
-------  ---------  ----------     ----    ----------------   -----------  -------
 10050   00000000    11111111     ASCII                           [*]        [*]
 10051   00000000    11111111     ASCII                           [*]        [*]
 10052   00001000    11111111   Structure   CMFE_GainCalib        [*]        [*]
 10053   00001000    11111111   Structure      CMFE Band          [*]        [*]
 10054   00000001    11111111     Uint8                           [*]        [*]
 10055   00000001    11111111     Uint8                           [*]        [*]
 10056   00001000    11111111   Structure      CMFE Band          [*]        [*]
 10057   00001000    11111111   Structure     CMFE Limit          [*]        [*]
 10058   100001000   11111111   Structure   CMFE_TXPWRCalib       [*]        [*]
 10059   00001000    11111111   Structure      CMFE Time          [*]        [*]
 10060   00001010    11111111     Int16                           [*]        [*]
 10061   00001010    11111111     Int16                           [*]        [*]
                                                          total size used    [*]
                                                total size with checksums    [*]
                                                                      EOF    [*]
                                                               TOTAL SIZE    [*]

3.2   DESCRIPTION OF RECORDS

3.2.1 MWU ITEM NAME

      MWU item names are different for each band and duplex frequency. These names (component codes) are provided by Nokia.

      The length of the item name is [*]header) and format is [*]

3.2.2 MWU SERIAL NUMBER

      As defined in document NESS 099C60 "NET Requirements of labeling of Incoming Packages", the serial number is a symbol of 11 characters in length, and it consists of the following data:

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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AMENDED.

[NOKIA LOGO]

                                        SPECIFICATION                      8(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

Serial number:  FFYYWKNNNNN
         FF     =  factory symbol;      e.g. L1
         YY     =  year;                e.g. 88
         WK     =  number of the week;  e.g. 13
         NNNNN  =  consecutive number:  e.g. 0O123

      The factory symbols are provided by Nokia (each factory ahs to have its own symbol).

      The length of the serial number is [*]\

3.2.3 MWU RX GAIN CALIBRATION

      Receiver downconvermion gain calibration points measured at [*]frequencies are saved using this structure. Two [*]bit numbers (order MSB, ..., LSB) are used tO store the values: frequency in GHz multiplied by [*]and measured gain in dB multiplied by [*]All the frequency values have to be stored first, then all gain values

      Frequency format is unsigned integer (Uint16) and gain format is signed integer (Int16).

      Total length of data is [*]).

3.2.4 MWU BAND

      The lowest and the highest transmitter frequencies are stored as [*]bit numbers in kHz (order MSB, ..., LSB).

      Both formats are unsigned integer ([*]).

      Total length of data is [*].

3.2.5 MWU HALF OF BAND

      One byte value for identification of the receiver mixer mode is needed:

      0 = [*] BAND MODULE (TX frequency is lower than RX frequency)

      1 = [*] BAND MODULE (TX frequency is higher than RX frequency)

      Format is unsigned integer (Uint8),

      Total length is 1 byte (+ 5 byte header).

3,2.6 MVVU DIVISION RATIO

      MWU division ratio is transmitter frequency divided by the FDIV frequency. E.g., if the VCO in the module is multiplied by [*]to get the output frequency, and the VCO signal is divided by [*]to get the FDIV signal, the division ratio value is then 8.

      Format is unsigned integer ([*]).

      Total length is [*].

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HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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AMENDED.

[NOKIA LOGO]

                                        SPECIFICATION                      9(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

3.2.7 MWU RX IF RANGE

      MWU RX IF range is the used bandwidth stored as lower and upper limits in kHz using [*]bit numbers (order MSB, ... , LSB).

      Format is unsigned integer ([*]).

      Total length of data is ([*]

3.2.8 MWU BSDET LIMITS

      BSDET signal limits are given by the supplier. In operating conditions the BSDET signal should be within these limits, otherwise an alarm is generated in the system. The value stored is the BSDET voltage multiplied by 100 (e.g. -2.7 V = -270)

      Format is signed integer (Int16).

      Total data length is (2 bytes x 2 limits) = 4 bytes (+ 5 byte header).

3.2.9 MWU TXPWR CALIBRATION

      This structure is used to store the TXPWR versus output power calibration data. The scaling is one byte long and represents DET_CTRL1 and DET_CTRL2 values as shown below:

DET_CTRL1   DET_CTRL2  OUTPUT POWER  SCALING VALUE
---------   ---------  ------------  -------------
1           1          High power    [*]
1           0                        [*]
0           1                        [*]
0           0          Low power     [*]

      TXPWR voltages multiplied by [*]are stored using two bytes for each value, and then the measured output power in dBm multiplied by [*]is stored using [*]bytes per each value. [*]data points per scaling value are saved.

      The data is stored by writing at first all scaling values, then all voltage values, and finally, all power values. Scaling runs from the highest value to the lowest, and voltage runs from the lowest value to the highest value.

      Scaling is stored in unsigned integer format ([*]), voltages as unsigned integers ([*]), and powers as signed integers ([*]).

      Total data length is [*].

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HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[NOKIA LOGO]

                                        SPECIFICATION                     10(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

      Below is an example of the MWU TXPWR calibration data.

      [*]

3.2.10 MWU TIME COUNTERS

      These counters are used to store the time in seconds the module has been used at low temperatures, at high temperatures, and total time of use. The supplier is requested to load these values with zeros, Each value is stored using four bytes and unsigned integer format.

      Tote data length is [*].

3.2.11 MWU RX GAIN TEMP COEFF

      The [*]change over temperature compared to gain at room temperature (25 (degree)C) is stored as dB/,C. If the [*]decreases when temperature increases, the coefficient is negative. An average value should be used. The value is multiplied by [*].

      Format is signed integer ([*]).

      Total data length is [*].

3.2.12 MWU [*]COEFF

      The [*]of the [*]change over temperature compared to [*]at room temperature (25 (degree)C) is stored as [*]. This value gives the [*]change over temperature with a constant TXPWR voltage. This value should be optimized for the highest [*]scaling value (DET_CTRL1=1 and DET_CTRL2=1). The value is multiplied by [*]. A negative value means decreasing power with increasing temperature.

      Format is signed integer ([*]).

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HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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AMENDED.

[NOKIA LOGO]

                                        SPECIFICATION                     11(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

      Total data length is [*]

3.3   CODE STRUCTURE DEFINITIONS

(These definitions are from file CMFE_CustomConf_cnf.h rev 0.6)

      [*]

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AMENDED.

[NOKIA LOGO]

                                        SPECIFICATION                     12(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

4.    ADDRESS MAP

      An example of MWU EEPROM content is shown in the table below. The values in the table are in decimal format and value of each byte is shown.

[*]

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AMENDED.

[NOKIA LOGO]

                                        SPECIFICATION                     13(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

[*]

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AMENDED.

[NOKIA LOGO]

                                        SPECIFICATION                     14(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

5.    APPENDIX FOR [*] GHZ MWU

5.1   DESCRIPTION

      When the [*] MHz duplex spacings are combined in one high and one low band [*] GHz MWU, then one calibration table for Rx gain and Tx power calibration do not provide the needed accuracy. In this case the MWU will have two calibration tables for Rx gain and Tx power calibration values. These additional tables will be written after the other data previously defined in this document. The `End of data' record (EOF) shall be written after the last record. This appendix does not apply to the [*] GHz [*] MHz variant.

      The first MWU RX Gain Calibration record (Code ID 10052) shall represent the Rx frequencies and gain values corresponding with the [*] MHz IF frequencies and the first MWU TXPWR Calibration (Code ID 10058) record shall represent the TX power calibration table associated to this same frequency range.

      The second MWU RX Gain Calibration record (Code ID 10062) shall represent the Rx frequencies and gain values corresponding with the [*] MHz IF frequencies and the second MWU TXPWR Calibration (Code ID 10063) record shall represent the TX power calibration table associated to this same frequency range.

      This appendix does not apply if one MWU variant only covers [*] MHz or [*] MHz duplex spacings. In this case the original MWU EEPROM specification should be applied.

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HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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

[NOKIA LOGO]

                                        SPECIFICATION                     15(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

5.2   CODE NUMBERS, ATTRIBUTES, AND PROTECTION FOR [*] GHZ MWU

                                                                              Record size
Code ID  Attribute   Protection     Type     Structure format   Description      (bytes)
-------  ---------   ----------     ----     ----------------   -----------      -------
 10050   00000000     11111111     ASCII                            [*]           [*]
 10051   00001000     11111111     ASCII                            [*]           [*]
 10052   00001000     11111111   Structure     CMFE_GainCalib       [*]           [*]
 10053   00000001     11111111   Structure       CMFE_Band          [*]           [*]
 10054   00000001     11111111     Uint8                            [*]           [*]
 10055   00001000     11111111     Uint8                            [*]           [*]
 10056   00001000     11111111   Structure       CMFE_Band          [*]           [*]
 10057   00001000     11111111   Structure       CMFE_Limit         [*]           [*]
 10058   00001000     11111111   Structure    CMFE_TXPWRCalib       [*]           [*]
 10059   00001000     11111111   Structure       CMFE_Time          [*]           [*]
 10060   00001010     11111111     Int16                            [*]           [*]
 10061   00001010     11111111     Int16                            [*]           [*]
 10062   00001000     11111111   Structure     CMFE_GainCalib       [*]           [*]
 10063   00001000     11111111   Structure    CMFE_TXPWRCalib       [*]           [*]
                                                                    [*]           [*]
                                                  total size with checksums       [*]
                                                                    [*]           [*]
                                                                 TOTAL SIZE       [*]

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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

[NOKIA LOGO]

                                 INSTRUCTIONS                              16(2)
Radio Access Systems (RAS)       SPECIFICATION
System Development               17.1.2003
Markku Koivisto

SPECIFICATION FOR MECHANICAL SENSITIVITY OF THE FLEXIHOPPER RADIO RELAY TERMINAL

1.    GENERAL

      The mechanical sensitivity of the [*] relay family is specified for a complete terminal installed into its enclosure. Possible bit errors caused by mechanical vibrations are detected from a radio channel with a BER meter. The mechanical sensitivity of the terminal is separately tested when it is operating as a receiver or as a transmitter of a hop. Specification is the same for both case.

2.    KNOCKING DEVICE

      2.1   PENDULUM TYPE HAMMER

      A weight with a mass of [*] kg is attached to a [*] hanging from its upper end. The weight which is acting as a hammer has a tip made of [*], whose hardness [*]. The shock is caused by raising the hammer from its initial free-hanging position to distance [*] and released, letting the hammer hit the desired spot of the terminal body.

      2.2   KNOCKING SPOT

      Most sensitive spot of the terminal found by knocking it with an ordinary plastic hammer.

      2.3   ENERGY OF THE SHOCK

      The energy will be [*] with the pendulum hammer.

      2.4   REPETITION OF THE SHOCKS

      Series of [*] shocks

      2.5   NUMBER OF SHOCKS CAUSING ERRORS IN THE KNOCKING SERIES

      [*] erroneous results are allowed.

MICROPH.RTF

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HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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AMENDED.

[NOKIA LOGO]

                                        SPECIFICATION                     17(17)
NET/IMN/Kilo Site R&D                                             Rev 5.2
[*]                                     08.10.2001                E10013984RE_C2

      [*]

      [*]

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